UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

SCHEDULE 14A

______________________________________

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NUVVE HOLDING CORP.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NUVVE HOLDING CORP.
2488 Historic Decatur Road, Ste 230
San Diego, California 92106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 1:00 P.M. EASTERN TIME ON AUGUST 22, 2025

To the Stockholders of Nuvve Holding Corp.:

We cordially invite you to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of Nuvve Holding Corp., a Delaware corporation (the “Company”, “we” or “us”), to be held on August 22, 2025 at 1:00 p.m. Eastern Time via live audio webcast at www.virtualshareholdermeeting.com/NVVE2025, where you will be able to listen to the meeting live, submit questions and vote online. You will be asked to enter the control number located on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form, as applicable. Please see the “Questions and Answers about These Proxy Materials and Voting” in the accompanying Proxy Statement for more details.

The Annual Meeting is being held for the following purposes:

1.      To elect the Class A members of the Company’s board of directors (the “Board”) named in the accompanying Proxy Statement, to serve for a three-year term;

2.      To approve a proposed amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan (the ‘Plan”) to increase the number of shares of our common stock, par value $0.0001 per share (‘Common Stock”) available for the grant of awards by 14,944,592 shares;

3.      To approve, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of our Common Stock, pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the Securities Purchase Agreement, in excess of the 19.99% share cap contained therein;

4.      To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for fiscal the year ending December 31, 2025; and

5.      To transact any other business as may properly come before the Annual Meeting or any postponements or adjournment thereof.

The Board has fixed the close of business on June 25, 2025 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Further information regarding voting rights and the matters to be voted upon at the Annual Meeting is presented in the accompanying Proxy Statement. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at our principal executive offices located at 2488 Historic Decatur Road, Suite 230, San Diego, California 92106. On or about June 27, 2025, we intend to send to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement for the 2025 Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

YOUR VOTE IS IMPORTANT. We urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone or the Internet, please refer to your Notice, proxy card or voting instructions. Returning the proxy or voting instructions does not deprive you of your right to virtually attend the Annual Meeting and to vote your shares during the Annual Meeting.

By Order of the Board of Directors
/s/ Jon M. Montgomery
Jon M. Montgomery
Chairperson of the Board
June 27, 2025
San Diego, California

i

NUVVE HOLDING CORP.

2488 Historic Decatur Road, Ste 230

San Diego, California 92106

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 1:00 P.M. EASTERN TIME ON AUGUST 22, 2025

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Nuvve Holding Corporation, a Delaware corporation, and any postponements or adjournments thereof. The Annual Meeting will be held on Friday, August 22, 2025 at 1:00 p.m. Eastern Time, via live audio webcast at www.virtualshareholdermeeting.com/NVVE2025, where you will be able to listen to the meeting live, submit questions and vote online.

The information provided under “Questions and Answers About These Proxy Materials and Voting” below is for your convenience only. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 22, 2025

This Proxy Statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have available your 16-digit control number(s) that appears on your notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://nuvve.com/. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Road, Ste 230, San Diego, California 92106. Exhibits will be provided upon written request and payment of an appropriate processing fee.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the Proxy Statement or proxy card, you may view the Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 8, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Questions and Answers About These Proxy Materials and Voting

Q:     What matters am I voting on?

A:     You will be voting on:

•        Proposal 1:    The election of two members of the Board as Class A director, to hold office until the third succeeding annual meeting and until his or her respective successor is duly elected and qualified (the “Director Election Proposal”);

•        Proposal 2:    The approval of a proposed amendment the Amended and Restated 2020 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock available for the grant of awards by 14,944,592 shares; (the “Incentive Plan Amendment Proposal”);

•        Proposal 3:    The approval, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of Common Stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the Securities Purchase Agreement, in excess of the 19.99% share cap contained therein, and the issuance of shares pursuant to such senior secured convertible notes and warrants issued to one of our executive officers (the “Issuance Proposal”);

•        Proposal 4:    The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025 (the “Accountant Ratification Proposal”); and

•        any other business as may properly come before the Annual Meeting.

Q:     How does the Board recommend I vote on these proposals?

A:     Our Board recommends a vote:

•        “FOR” the election of the Class A director nominees named in this Proxy Statement;

•        “FOR” the proposed amendment to the Incentive Plan Amendment Proposal;

•        “FOR” the Issuance Proposal; and

•        “FOR” the Accountant Ratification Proposal.

Q:     When is the Annual Meeting and where will it be held?

A:     The Annual Meeting will be held on August 22, 2025, at 1:00 p.m. Eastern Time, via live audio webcast at www.virtualshareholdermeeting.com/NVVE2025, where you will be able to listen to the meeting live, submit questions and vote online.

Q:     Why are you holding a virtual Annual Meeting?

A:     We believe a virtual-only meeting format facilitates shareholder attendance and participation by enabling all shareholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all shareholders, regardless of size, resources or physical location and enables us to protect the health and safety of all attendees. Our shareholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person annual meeting of shareholders.

Q:     What do I need to do to attend the Annual Meeting?

A:     You will be able to attend the Annual Meeting, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/NVVE2025. To participate in the Annual Meeting, you will need the control number included on your Notice, proxy card or voting instruction form, as applicable. The Annual Meeting webcast will begin promptly at 1:00 p.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 12:45 p.m. Eastern Time, and you should allow ample time for the check-in procedures.

•        We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties with your control number or submitting questions, you may call the technical support number that will be posted on the Annual Meeting log-in page.

•        Shareholders will have the opportunity to submit questions during the Annual Meeting by following the instructions on the virtual-only Annual Meeting platform. Following the presentation of all proposals at the Annual Meeting, we will answer as many shareholder-submitted questions as time permits.

Q:     Who is entitled to vote?

A:     Only holders of record of our common stock at the close of business on June 25, 2025 will be entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the record date, 10,438,022 shares of common stock were issued and outstanding. Every shareholder is entitled to one vote for each share of common stock held on the record date.

•        Registered Shareholders.    If our shares of common stock are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered the shareholder of record with respect to those shares, and the Notice or a printed set of the proxy materials was provided to you directly by us. As the stockholder of record, you have the right to grant your proxy directly to the individuals listed on the proxy card or to virtually vote live during the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

•        Street Name Stockholders.    If our shares of common stock are held on your behalf by a broker, bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice or a printed set of the proxy materials was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares.

Q:     How do I vote?

A:     If you are a stockholder of record, there are four ways to vote:

•        by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on August 21, 2025 (have your Notice or proxy card in hand when you visit the website);

•        by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on August 21, 2025 (have your Notice or proxy card in hand when you call);

•        by completing the enclosed proxy card and returning it in the pre-addressed, postage paid envelope provided to you (if you received printed proxy materials); or

•        by attending the virtual meeting by visiting www.virtualshareholdermeeting.com/NVVE2025, where you may vote and submit questions during the meeting. Please have your control number located on your proxy card or Notice in hand when you visit the website.

If you hold your shares in street name through a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, if you received a printed copy of this Proxy Statement, you may submit your voting instructions by completing, dating and signing the voting instruction form that was included with this Proxy Statement and promptly returning it in the pre-addressed, postage paid envelope provided to you.

Q:     How may my brokerage firm vote my shares if I fail to provide timely directions?

A:     Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The approval of Proposal 1 (the Director Election Proposal), Proposal 2 (the Incentive Plan Amendment Proposal), and Proposal 3 (the Issuance Proposal) are generally not considered to be “routine” matters and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Proposal 3 (the Accountant Ratification Proposal) is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions not given.

Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for the Issuance Proposal and the Adjournment Proposal. If such proposals are deemed to be “routine,” a bank or broker may be able to vote on the Insurance Proposal and the Adjournment Proposal even if it does not receive instructions from you, so long as it holds your shares in its name.

Q:     How will voting on any other business be conducted?

A:     We are not aware of any business to be brought before the stockholders at the Annual Meeting other than as described in this Proxy Statement. However, if any other business is properly presented for stockholder consideration, your signed proxy card gives authority to Gregory Poilasne and David Robson to vote on those matters in their discretion.

Q:     What constitutes a quorum?

A:     Stockholders may not take action during the Annual Meeting unless there is a quorum present at the meeting. A meeting of stockholders is duly constituted, and a quorum is present, if, at the commencement of the meeting, there are present in person or by proxy holders representing one-third of the common stock outstanding and entitled to vote at the meeting. Abstentions, withheld and broker non-votes (as described above) will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

Q:     How many votes are needed for approval of each proposal presented in this Proxy Statement?

A:     Assuming a quorum is present at the Annual Meeting:

•        Proposal 1 (Director Election Proposal):    The director shall be elected by a plurality of the votes cast by the holders of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, which means the one nominee who receive the most “FOR” votes will be elected. With respect to the election of director, you may either vote “FOR” the nominee or you may “WITHHOLD” your vote for any nominee you specify. Withheld and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of director nominee.

•        Proposal 2 (Incentive Plan Amendment Proposal):    The Incentive Plan Amendment Proposal shall be approved by the plurality of the votes cast by the holders of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the approval of the Incentive Plan Amendment Proposal.

•        Proposal 3 (Issuance Proposal):    The affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the meeting and entitled to vote on the proposal is required to approve the Issuance Proposal. Shares that are not represented at the Annual Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes, if any, with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

•        Proposal 4 (Accountant Ratification Proposal):    Approval of Proposal 4 requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. With respect to Proposal 4, you may either vote “FOR”, “AGAINST” or “ABSTAIN.” Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes on this matter, which are not considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal.

Notwithstanding the vote standard required by our certificate of incorporation, Proposal 4 is only an advisory vote and is not binding on us. Our Board will consider the outcome of the vote on Proposal 4 in considering what action, if any, should be taken in response to the advisory vote by stockholders.

Q:     Can I change my vote?

A:     Yes. If you are a stockholder of record, you can change your vote or revoke your proxy by:

•        entering a new vote by Internet or by telephone until 11:59 p.m. Eastern Time on August 21, 2025;

•        completing and returning a later-dated proxy card at any time before the Annual Meeting; and

•        by virtually attending and voting at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q:     How are my shares voted if I submit a proxy but do not specify how I want to vote?

A:     If you are a stockholder of record and you submit a properly executed proxy card or complete the telephone or Internet voting procedures but do not specify how you want to vote, your shares will be voted: (1) “FOR” the election of the Class A directors; (2) “FOR” the Incentive Plan Amendment Proposal; (3) “FOR” the Issuance Proposal; (4) “FOR” the Accountant Ratification Proposal; and (5) in the discretion of the persons named as proxies on all other matters that may be brought before the Annual Meeting.

Q:     Who will count the vote?

A:     The Company has appointed an inspector of elections for the meeting to count the votes.

Q:     Who will pay for this proxy solicitation?

A:     We will pay all the costs of soliciting these proxies, except for costs associated with individual stockholder use of the Internet and telephone. In addition to mailing proxy solicitation material, our directors and employees may solicit proxies in person, by telephone or by other electronic means of communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. We have engaged Campaign Management as our proxy solicitor, and we estimate that we will pay Campaign Management a fee not to exceed $10,000, plus reimbursement for out of pocket expenses, to solicit proxies, though the costs of this proxy solicitation process could be lower or higher than our estimate.

Q:     Where can I find the voting results of the Annual Meeting?

A:     We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a current report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we will file a current report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the current report on Form 8-K as soon as they become available.

Q:     I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:     We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact via e-mail at sendmaterial@proxyvote.com.

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

Q:     Who can help answer my questions?

A:     This Proxy Statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have available your 16-digit control number(s) that appears on your notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://nuvve.com/. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Road, Ste 230, San Diego, California 92106. Exhibits will be provided upon written request and payment of an appropriate processing fee.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the Proxy Statement or proxy card, you may view the Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 8, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

PROPOSAL 1

THE DIRECTOR ELECTION PROPOSAL

The Board is divided into three classes, Class A, Class B and Class C. Our current directors and classifications are as follows:

Class A – Expiring 2025	Class B – Expiring 2026	Class C – Expiring 2027
Jon Montgomery	H. David Sherman	Gregory Poilasne
Laura Huang	James Altucher	Ted Smith
Brian Johnson

At the Annual Meeting, the Company’s stockholders will elect two Class A directors, to hold office until the third succeeding annual meeting and until the respective successor is duly elected and qualified. The Board has nominated (i) Jon M. Montgomery, and (ii) Laura Huang, current Class A directors, for re-election as Class A directors. Biographical information about the nominees can be found in “Directors and Executive Officers” below.

The nominees have agreed to be named in this Proxy Statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of the nominees. In case the nominees become unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment.

Required Vote and Recommendation

Nominees that receives the affirmative vote of a plurality of the votes cast by the holders of the issued and outstanding shares of the Company’s Common Stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as a director.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED ABOVE.

PROPOSAL 2

THE INCENTIVE PLAN AMENDMENT PROPOSAL

On April 24, 2025, the Board approved, subject to and contingent on stockholder approval, an amendment (the “Amendment”) to the Amended and Restated Nuvve Holding Corp. 2020 Equity Incentive Plan. In this Proposal 2, we refer to the Amended and Restated Nuvve Holding Corp. 2020 Equity Incentive Plan as it is proposed to be amended by the Amendment as the “Amended Plan,” and we refer to the Amended and Restated Nuvve Holding Corp. 2020 Equity Incentive Plan as it is currently in effect as the “Existing Plan.” All shares listed in this section, and throughout this Proxy Statement, are calculated post Company reverse splits conducted on January 9, 2024 and September 9, 2024 (collectively, the “Previous Reverse Stock Splits”).The Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights and other stock and cash-based awards, and it is designed to hire and retain top talent, to provide additional incentives to our service providers and to promote the success of our business. We originally adopted the Plan on March 19, 2021. Our Board subsequently approved the amendment and restatement of the Plan on March 24, 2023, which our stockholders approved at our annual meeting on June 2, 2023.

At the Annual Meeting, the Company’s stockholders will be asked to approve the proposed Amendment to the Plan to increase the number of shares of Common Stock available for the grant of awards by 14,944,592 shares.

The 15,944,592 shares of Common Stock requested to be provided under the Amendment in this Proposal 2 does not include shares that may be issued upon conversion of outstanding convertible notes and exercise of warrants.

Reasons for Approving the Amended Plan

Our Board, the compensation committee of the Board (the “Compensation Committee”) and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Amended Plan will maintain and enhance the key policies and practices adopted by our management and Board of directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under the Existing Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. We also believe that without the ability to grant competitive amounts of equity compensation, we will not be able to hire and retain the highly-skilled, specialized and experienced employees we need to continue executing our strategy. The labor market from which we seek to draw talent is extremely competitive. In order to support the projected growth of our company, we need talented and skilled individuals with extensive experience in the electric vehicle industry. Appropriate equity awards are an important aspect to attracting, retaining, and incentivizing these talented and skilled individuals.

As of April 24, 2024, and as a result of the Previous Reverse Stock Splits, a total of only 55,408 shares of Common Stock were available for future equity awards that may be granted under the Existing Plan. We believe that the current number of shares available for future equity awards is insufficient to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent. If this proposal is not approved, the Board believes that the limited number of shares currently available for future grants under the Existing Plan would prohibit us from providing meaningful equity compensation to our employees, directors and consultants in the future. If we are unable to provide equity compensation at levels that are consistent with our historical practice and norms within our industry, we expect that we would have considerable difficulty attracting and retaining highly qualified employees, directors and consultants, which could have a material adverse effect on our business. While we could increase cash compensation if we are unable to grant equity awards under the Existing Plan, we believe equity-based grants are a more effective compensation vehicle than cash because they align employee and stockholder interests, while minimizing impact on current income and cash flow.

In determining the size of the proposed increase to the aggregate number of shares available under the Existing Plan the Board considered, in particular, management estimates of projected future awards, practices within our peer group and our industry generally, our historical equity burn rate, the current overhang associated with outstanding equity awards, the market price of our common stock and potential dilution to stockholders.

In light of the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, the Board has determined that the proposed 2,087,604 increase to the share reserve under the Amended Plan is reasonable and appropriate at this time.

Material Terms of the Amended Plan

Except for the increase in the number of shares available for awards, the Existing Plan otherwise remains materially unchanged by the Amendment. The complete text of the Amended Plan is set forth as Appendix A attached hereto. The following is a summary of the material features of the Amended Plan and is qualified in its entirety by reference to Appendix A.

Eligible Persons

Persons eligible to receive awards under the Amended Plan include our employees, officers, directors and consultants of the Company or any of its subsidiaries who are qualified to receive awards under the regulations governing Form S-8 registration statements under the Securities Act of 1933 (the “Securities Act”). The Compensation Committee of our Board determines from time to time the participants to whom awards will be granted.

As of April 24, 2025, there were approximately 36 individuals eligible to participate in the Amendment to the Amended and Restated 2020 Plan.

Administration

Our Board or a committee appointed by our Board will administer the Amended Plan. For this purpose, our Board has delegated general administrative authority for the Amended Plan to the compensation committee. Along with other authority granted to the compensation committee under the Amended Plan, the compensation committee may (i) determine the recipients of awards, (ii) prescribe the restrictions, terms and conditions of all awards, including the number of shares subject to the award and the share exercise price, (iii) interpret the Amended Plan and terms of the awards, (iv) make all determinations with respect to a participant’s service and the termination of such service for purposes of any award, (v) correct any defects or omissions or reconcile any ambiguities or inconsistencies in the Amended Plan or any award thereunder, (vi) decide all disputes arising in connection with the Amended Plan and to otherwise supervise the administration of the Amended Plan, (vii) subject to the terms of the Amended Plan, amend the terms of an award in any manner that is not inconsistent with the Amended Plan, (viii) accelerate the vesting or, to the extent applicable, exercisability of any award at any, and make decisions with respect to outstanding awards upon a change of control, asset sale or an event that triggers anti-dilution adjustments under the terms of an outstanding award, (ix) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Amended Plan by eligible persons who are foreign nationals or employed outside of the United States, and (x) generally, to exercise such powers and to perform such acts as the committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Amended Plan or awards. The committee also will have the authority to adopt, alter and repeal rules, guidelines and practices governing the Amended Plan as it deems advisable, to interpret the terms and provisions of the Amended Plan and awards and to otherwise supervise the administration of the Amended Plan.

Incentive Awards

The Amended Plan authorizes stock options, stock appreciation rights, restricted stock, restricted stock units, as well as other awards (described in the Amended Plan) that are responsive to changing developments in management compensation. The Amended Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Awards will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Options.    A stock option is the right to purchase shares of our common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share of our common stock on the date of grant. An option may either be an Incentive Stock Option (“ISO”) or a nonstatutory stock option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Certain U.S. Federal Income Tax Consequences,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code of 1986 (the “Code”) and the Amended Plan. For instance, an ISO granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company may expire no later than five years from the date of grant and may have an exercise price of no less than 110% of the fair market value of a share of our common stock on the date of grant. No ISO may be granted to a person who is not an employee of the Company or one of its subsidiaries (including any non-employee directors) at the time of grant. Full payment for shares of our common stock purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the compensation committee. An option will expire no later than ten years from the date of grant.

SARs.    An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of our common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be the exercise price of any stock option granted in tandem with the SAR or the fair market value of a share of our common stock on the date of grant of the SAR. SARs may be granted in connection with other awards or independently.

Restricted Stock.    A restricted stock award is a grant of a fixed number of shares of our common stock, typically subject to restrictions. The compensation committee specifies the number of shares, the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares. A stock bonus may be granted to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including without any restrictions on such shares) as determined from time to time by the compensation committee. The number of shares so awarded shall be determined by the compensation committee and may be granted independently or in lieu of a cash bonus.

Restricted Stock Units.    A restricted stock unit is similar to an SAR except that it entitles the recipient to receive a number of shares of our common stock, or an amount in cash or other consideration determined to be of equal value, in the future.

Authorized Shares; Limits on Awards; Lapsed Awards

The maximum number of shares of our common stock that may be issued pursuant to awards under the Amended Plan is 15,000,000 shares, subject to certain adjustments under the Amended Plan, including the “evergreen” provision. If any shares granted pursuant to a stock option cease to be subject to a stock option, or if any shares subject to an SAR, restricted stock, restricted stock unit or other award are forfeited, an such award terminates without a payment being made in our common stock, such shares will again be available for future awards under the Amended Plan. Any shares withheld in payment in connection with an award, or withheld for tax obligations, will not be available for future awards under the Amended Plan.

Under the Amended Plan, there is an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards will be automatically increased on each January 1 beginning on January 1, 2024 and through and including January 1, 2030, by a number of shares equal to the smaller of (a) five percent (5%) of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board.

In addition, no more than 12,000,000 shares of our common stock may be issued pursuant to the exercise of ISOs. No person may be granted awards exercisable for in excess of 1,500,000 shares of common stock during any calendar year. Non-employee directors may not be granted awards during any calendar year in excess of the lesser of 400,000 shares of common stock or $400,000 (calculating the value of any awards based on the grant date fair value).

Adjustments or Changes in Capitalization

In the event of stock dividend, stock split, reverse stock split, combination, exchange of shares or other extraordinary or unusual event which results in a change in the shares of our common stock as a whole, the compensation committee will determine, in its sole discretion, whether such change equitably requires an adjustment in the aggregate number of shares of our common stock available under the Amended Plan or in the terms of or the number of shares of our common stock subject to outstanding awards.

Termination of or Changes to the Amended Plan

Our Board may amend or terminate the Amended Plan at any time and in any manner. Unless required by the Code or other applicable law or listing rules of a national securities exchange, stockholder approval for any amendment will not be required. Unless terminated by Our Board, the Amended Plan will continue in effect until such time as no further awards may be granted and all awards previously granted are no longer outstanding, except that ISOs may be granted only until February 9, 2031. Generally speaking, the compensation committee may amend outstanding awards in a manner consistent with the Amended Plan, subject, however, to the consent of the holder if the amendment would impair the rights of such holder.

Acceleration of Awards; Possible Early Termination of Awards

If there is a change of control, and our Board does not authorize or otherwise approve such transaction, then any and all outstanding awards will immediately and entirely vest, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

In the event of an asset sale (as defined in the Amended Plan) or if there is a change of control that has been approved by our Board, then the compensation committee may (i) accelerate the vesting of any and all outstanding awards granted and outstanding under the Amended Plan; (ii) require a holder to relinquish such award to the Company upon the tender by the Company to the holder of cash, stock or other property, or any combination thereof, in an amount equal to the value of such award, which may be subject to any terms and conditions to which the tender of consideration to our stockholders in connection with the acquisition is subject; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, and cause to be paid to the holder all or the applicable portion of the award based upon the compensation committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the compensation committee.

A change of control, as defined in the Amended Plan, includes the acquisition by any person or group of persons of ownership of more than 50% of the fair market value or voting power of the stock of the Company.

Transfer Restrictions

Subject to certain exceptions, awards under the Amended Plan are not assignable or transferable by the recipient and shall not be subject in any manner to assignment, alienation, pledge, encumbrance, or charge.

Plan Benefits

Since the adoption of the Existing Plan through April 15, 2025, we have granted the following stock options under the Existing Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our Common Stock. As of the date hereof we have granted only stock options and restricted stock units no other type of award under the Existing Plan.:

Name and Position	Number of shares subject to Stock Options	Number of restricted stock units
Gregory Poilasne, Chief Executive Officer*	2,311	2,187
Ted Smith, President and Chief Operating Officer*	1,707	1,335
David Robson, Chief Financial Officer*	876	1,625
All Current Executive Officers as a group	4,894	5,147
All Current Directors who are not executive officers as a group	—	462
Each Director Nominee	—	231
Each Associate of all directors, nominees and executive officers	—	—
Each person who received 5% of such awards	—	—
All Employees who are not executive officers as a group	7,674	4,966

____________

*        The named executive officers above include the three most highly compensated executive officers.

New Plan Benefits

The amounts of future grants under the Amended Plan are not determinable and will be granted at the sole discretion of the Compensation Committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the Amended Plan or the amount or types of any such awards.

On June 26, 2025, the closing market price per share of our common stock was $0.9350, as reported by the Nasdaq Capital Market.

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal regarding the proposed Amended Plan since equity awards may be granted to them under the Amended Plan.

Required Vote and Recommendation

The approval of the Incentive Plan Amendment Proposal requires the affirmative vote of a plurality of the votes cast by holders of the issued and outstanding shares of Common Stock, represented in person or by proxy at the meeting and entitled to vote thereon.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN AMENDMENT PROPOSAL

PROPOSAL 3

THE ISSUANCE PROPOSAL

Background and Description of the Issuance Proposal

The Private Placement

On December 31, 2024, we entered into a Securities Purchase Agreement, (the “Securities Purchase Agreement”), with certain accredited institutional investor (the “Investor”), pursuant to which we agreed to issue to the Investor (i) up to an aggregate of $250,000 principal amount (the “Principal Amount”) senior convertible promissory note, carrying a 10% original issue discount (the “Note”), convertible into shares of Common Stock, and (ii) accompanying warrants (the “Warrants”) to purchase shares of Common Stock (the “Private Placement”). On December 31, 2024, we closed the Private Placement and issued the Note and the Warrants (the “Closing”). At the Closing, we issued and sold to the Investor the Note and Warrants to purchase up to an aggregate of 85,287 shares of Common Stock (the “Warrant Shares”), representing 100% of the shares of Common Stock that each Note is convertible into as of the Closing, in exchange for an aggregate purchase price of $225,000.

The Note and Warrants may not be converted and exercised, as applicable, and shares of Common Stock may not be issued under the Note and Warrants if, after giving effect to the conversion or issuance, such Investor together with its affiliates would beneficially own in excess of 9.99% of the outstanding Common Stock. In addition to the beneficial ownership limitations in the Note and the Warrants, the sum of the number of shares of Common Stock that may be issued under the Securities Purchase Agreement (including the Note and Warrants and Common Stock issued thereunder) is limited to 19.99% of the outstanding Common Stock (the “Exchange Cap”), unless stockholder approval is obtained by us to issue more than the Exchange Cap in compliance with Nasdaq Listing Rule 5635(d).

Under the Securities Purchase Agreement, we agreed we have agreed to seek stockholder approval of the issuance of shares of Common Stock that may be issued to the Investors pursuant to the conversion of the Notes and the exercise of the Warrants in excess of the Exchange Cap.

We intend to use the net proceeds from the Private Placement for working capital and general corporate purposes.

Such Notes and Warrants have been issued, and upon conversion or exercise, as applicable, the shares of Common Stock will be issued, pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder.

Note

The Note is convertible, at the option of the Investor, at any time, in whole or in part, into such number of shares of Common Stock (the “Conversion Shares”) equal to the Principal Amount of the Note outstanding plus all accrued and unpaid interest at a conversion price equal to $2.931 per share (the “Conversion Price”), which represents a 10% discount to the last reported closing price of the Common Stock immediately prior to the Securities Purchase Agreement, as reported by Nasdaq. The Conversion Price is subject to full ratchet antidilution protection and certain exceptions upon any subsequent transaction at a price lower than the Conversion Price then in effect and standard adjustments in the event of stock dividends, stock splits, combinations or similar events.

Alternatively, in the event of an event of default, the Conversion Price may be converted to an “Alternate Conversion Price”, which is defined as the lowest of (i) the applicable Conversion Price as in effect on the applicable conversion date of the applicable Alternate Conversion (as defined in the Notes), (ii) 80% of the VWAP (as defined in the Notes) of the Common Stock as of the trading day immediately preceding the delivery of the applicable conversion notice, (iii) 80% of the VWAP of the Common Stock as of the trading day of the delivery of the applicable conversion notice, (iv) 80% of the VWAP as of the trading day immediately preceding the date that an event of default under the Notes occurs, and (v) 80% of the average of the three lowest daily VWAPs in the twenty trading day period immediately prior to the delivery of the applicable conversion notice.

The Note accrue interest at the rate of 8.0% per annum, which shall automatically be increased to 18.0% per annum in the event of an event of default. The principal and accrued interest on the Notes are payable in equal monthly installments (each, an “Installment”) on each Installment Date (as defined in the Notes) commencing on the earlier of February 1, 2025 and the effective date of the initial registration statement required to be filed pursuant to the Registration Rights Agreement (as defined below). Each Installment is payable in cash, provided, however, that if on any Installment Date, no failure to meet the Equity Conditions (as defined in the Notes) exits pursuant to the Notes, we may pay all or a portion of the Installment with shares of Common Stock. The portion of any Installment paid with Common Stock shall be based on the Installment Conversion Price. “Installment Conversion Price” means the lower of (i) the Conversion Price and (ii) the average of the five lowest daily VWAPs in the ten trading days immediately prior to each conversion date.

Warrants

The Warrants are exercisable for up to an aggregate of 85,287 shares of Common Stock at an exercise price of $3.26 per share (the “Exercise Price”), which was equal to the last reported closing price of the Common Stock immediately prior to the execution of the Securities Purchase Agreement, as reported by Nasdaq. Additionally, the Warrants are exercisable immediately and will expire five years after the date of issuance and may be exercised on a cashless basis in the event of a fundamental transaction involving us or if the resale of the shares of Common Stock underlying the Warrants is not covered by an effective registration statement (or the prospectus contained therein is not available for use). The Exercise Price is subject to full ratchet antidilution protection, subject to certain price limitations required by Nasdaq rules and regulations and certain exceptions, upon any subsequent transaction at a price lower than the Exercise Price then in effect and standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

Additional Investment Right

Pursuant to the Securities Purchase Agreement and subject to the terms thereof, for so long as the Notes or the Warrants remain outstanding, the Investors shall have the right (the “Additional Investment Right”), exercisable at any time and from time to time commencing after the six-month anniversary of the Closing, to purchase up to an aggregate of $1,000,000 additional Notes and Warrants (the “Additional Notes” and “Additional Warrants,” respectively). The Additional Notes and Additional Warrants shall have the same terms as the Notes and Warrants, except that the conversion price of the Additional Notes and the exercise price of the Additional Warrants shall each be equal to 95% of the average of the five lowest daily VWAPs in the ten trading days prior to the date such Investor exercises its Additional Investment Right.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company also entered into a registration rights agreement with the Investor (the “Registration Rights Agreement”), requiring the Company to register the resale by the Investor of the Conversion Shares and the Warrant Shares. The number of shares required to be registered under such registration statement shall be the sum of (i) the number of Conversion Shares issuable upon conversion of the Note (assuming for these purposes that such Note is convertible at the Conversion Price without regard to any conversion limits therein) and (ii) the number of Warrant Shares issuable upon the exercise of the Warrant (without giving effect to any limitations on the exercise set forth therein). The Company has agreed to file the initial registration statement pursuant to the Registration Rights Agreement with the Securities and Exchange Commission (the “SEC”) within 45 days of the Closing, and to use its best efforts to cause such registration statement to be declared effective by the SEC by the earlier of: (i) 60 days after the filing of such registration statement or (ii) if the SEC notifies the Company that the SEC shall not “review” such registration statement, the fifth trading day following the date on which the Company is so notified. In the event of the closing of an Additional Investment Right and the issuance of Additional Notes or Additional Warrants, the Company has agreed to file any additional registration statements which may be required to register such underlying shares of Common Stock within 45 days following such closing, and to use its best efforts to cause such additional registration statement to be declared effective by the SEC within 45 days following such closing (or, if earlier, within five trading days of the Company’s receipt of notice by the SEC that the SEC shall not review such additional registration statement). On May 14, 2025, we filed a resale registration statement with the SEC on Form S-3 in accordance with our obligations under the Registration Rights Agreement. Such registration statement was declared effective by the SEC on May 27, 2025.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”). The potential issuance of the shares of Common Stock underlying the Note and Warrants, does not constitute a public offering under the Nasdaq Listing Rules.

Immediately prior to the execution of the Securities Purchase Agreement, we had 904,949 shares of Common Stock issued and outstanding. Therefore, the potential issuance of the shares of Common Stock underlying the Note and Warrants would have constituted greater than 20% of the shares of Common Stock outstanding prior to giving effect to the Private Placement, at prices below the Minimum Price. In addition, due to the anti-dilution and other adjustment provisions in the Note and the Warrants, the Conversion Price and Exercise Price, respectively, price could be reduced, resulting in the issuance of additional shares at prices below the initial Conversion Price or Exercise Price, as applicable. Further, if we elect to pay any Installment in the form of shares of Common Stock, the effective Installment Conversion Price may be significantly lower than the initial Conversion Price, which would result in the issuance of a greater number of shares of Common Stock than were originally issuable at the initial Conversion Price. We are seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 180,990 shares, which is 20% of the shares of Common Stock outstanding on the original date of entry into the Securities Purchase Agreement, including without limitation, the issuance of any shares of Common Stock underlying any Additional Note and Additional Warrants which may be issued to the Investor in connection with the exercise of their Additional Investment Right pursuant to the Securities Purchase Agreement, and as a result of the anti-dilution feature of the Note and Warrants (or the Additional Note and Warrants, as the case may be), since such provisions may in the future further reduce the per share Conversion Price or Exercise Price, as the case may be, and result in the issuance of shares at less than the Minimum Price.

Effectively, stockholder approval of this Issuance Proposal is one of the conditions for us to receive up to an additional approximately $278,036 upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan. There is no assurance that the Investor will exercise the Warrants.

We generally have no control over whether the Warrant holder exercise their Warrants. For this reason, we are unable to accurately forecast or predict with any certainty the total amount of shares of Common Stock that may be issued. Given the current circumstances, we will be required to issue more than 20% of our outstanding shares of Common Stock to Warrant holders under the terms of the Private Placement. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock upon issuance of the Common Stock underlying the Note and the Warrants.

Potential Effects of Approval of this Proposal

The issuance of the shares of Common Stock upon the conversion of the Note and the exercise of the Warrants will not affect the rights of the holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

As described above, the Note and Warrants contain anti-dilution provisions that may materially increase the number of shares of Common Stock that are issued by us in connection with the conversion of the Note and exercise of the Warrants. No assurance can be given that any shares of Common Stock will be issued upon conversion of the Note and exercise of the Warrants, or that additional shares of Common Stock will not be issued in the event that the number of shares of Common Stock issuable upon the conversion of the Note and exercise of the Warrants does not increase pursuant to the terms of such Note and Warrants.

Future issuances of shares of Common Stock upon the conversion of the Note and the exercise of the Warrants, if any, may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of Common Stock issued pursuant to the Note and Warrants could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Private Placement may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Private Placement under Nasdaq Listing Rule 5635(b) because the Investor have agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will acquire shares of our Common Stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 9.99% of the total outstanding shares of our Common Stock.

Potential Effects of Non-Approval of this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Securities Purchase Agreement, as the Private Placement has already been completed and the Note and the Warrants have already been issued. We are only asking for approval to issue the shares of Common Stock underlying the Note and the Warrants upon conversion or exercise thereof, respectively.

If the Issuance Proposal is not approved by our stockholders, we will be prohibited from issuing additional Common Stock pursuant to conversion of the Note and exercise of the Warrants, if the issuance of such shares of Common Stock would exceed 19.99% of our outstanding shares of Common Stock or otherwise exceed the aggregate number of shares of Common Stock which we may issue without breaching our obligations under the rules and regulations of Nasdaq. If the Issuance Proposal is not approved by our stockholders, we will not be able to issue and sell these securities pursuant to the Securities Purchase Agreement, thereby preventing us from raising additional funds. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

In addition, if the Issuance Proposal is not approved at the Annual Meeting, we are obligated under the terms of the Securities Purchase Agreement to call an additional meeting of stockholders within 90 days thereafter to seek stockholder approval of the Issuance Proposal. If stockholder approval is not obtained after such subsequent stockholder meeting, we are obligated to cause additional stockholder meetings to be held semi-annually thereafter until such stockholder approval is obtained. We will incur substantial additional expenses and administrative and associated costs to satisfy this obligation to continue holding stockholder meetings to obtain stockholder approval and will require significant time and attention by our Board and management, diverting their focus from the pursuit of our business strategy.

We would realize an aggregate of up to approximately $278,036 in gross proceeds if all the Warrants were exercised for cash. If the Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

Additional Information

The information set forth in this Proposal 3 is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement attached as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on January 7, 2025. Stockholders are urged to carefully read these documents.

Required Vote; Board of Directors Recommendation

This proposal will be approved by the affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE PROPOSAL.

PROPOSAL 4

THE ACCOUNTANT RATIFICATION PROPOSAL

The Audit Committee of our Board (the “Audit Committee”) has appointed Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. At the Annual Meeting, stockholders will vote on a proposal to ratify this appointment.

While stockholder ratification of the Board’s decision to retain Deloitte & Touche LLP is not required by the Company’s bylaws or otherwise, the Board has chosen to submit that selection to the Company’s stockholders for ratification. If the Company’s stockholders fail to ratify the selection, the Board may, but is not required to, reconsider whether to retain that firm. Additionally, even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the fiscal year, if it determines that such a change would be in the best interests of the Company and its stockholders.

Deloitte & Touche LLP has advised the Company that the firm is independent with respect to the Company and its subsidiaries. The Company expects that representatives of Deloitte & Touche LLP will be present at the Annual Meeting to make statements and to respond to appropriate questions from the Company’s stockholders.

Independent Registered Public Accounting Firms’ Fees and Services

The following table sets forth the fees billed for or in the years ended December 31, 2024 and 2023 by Deloitte & Touche LLP.

	Year Ended December 31,
	2024	2023
Deloitte & Touche LLP
Audit Fees(1)	$989,292	$1,256,908
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	1,895	1,895
Total Fees	$991,187	$1,258,803

____________

(1)      Audit fees consist of fees billed for professional services by the accounting firm for audits and quarterly reviews of financial statements during the years ended December 31, 2024 and 2023 and for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, including the review of and issuance of consents in connection with registration statement filings with the SEC.

(2)      Audit related fees represent the aggregate fees billed for assurance and related professional services rendered by the accounting firm that are reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3)      Tax fees represent the aggregate fees billed for professional services rendered by the accounting firm for tax compliance, tax advice, and tax planning services.

The aggregate fees included in Audit Fees are those billed for the fiscal year. The aggregate fees included in the Audit-Related Fees and Tax Fees are those fees billed in the fiscal year.

Pre-Approval Policies and Procedures

The Audit Committee of the Board has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of the Company’s independent auditor. The Company may not engage its independent auditor to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee, or the engagement to render service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. All accountant services and fees noted above were either approved in advance by the Audit Committee or rendered pursuant to such pre-approval policies and procedures.

Required Vote and Recommendation

Ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers and Directors

The following table sets forth the name, age and position of each of the Company’s executive officers and directors immediately after the Annual Meeting, assuming the election of the Board’s nominees at the Annual Meeting.

Name	Age	Position
Gregory Poilasne	52	Chief Executive Officer and Director
Ted Smith	57	President, Chief Operating Officer and Director
David G. Robson	57	Chief Financial Officer
H. David Sherman	76	Director
Jon M. Montgomery	74	Chairperson and Director
James Altucher	57	Director
Laura Huang	45	Director
Brian Johnson	65	Director

Executive Officers

The following individuals serve as executive officers of the Company.

Gregory Poilasne has served as our Chief Executive Officer and member of the Board since November 2020. He is a co-founder of Nuvve and previously served as its Chairman. Mr. Poilasne is directly responsible for managing and overseeing all different activities related to the successful development, deployment and commercialization of Nuvve’s technologies, as well as developing and supporting the overall strategy. Since February 2019, he also has served as a board member of Dreev, a business venture between EDFRenewables, Inc. (“EDF”) and Nuvve. Mr. Poilasne has more than 20 years of experience in the start-up and technology space. He was Chief Executive Officer of DockOn AG, a Radio-Frequency technology company from February 2011 to January 2016. He was also Vice-President of Business Development of Rayspan, another Radio-Frequency technology company, from 2007 to 2010. Mr. Poilasne was Director of Engineering at Kyocera Wireless, a handset company from 2003 to 2006 and was a founding engineer and director of engineering at Ethertronics, a wireless antenna company, from 2000 to 2003. Mr. Poilasne holds an Masters of Business Administration (M.B.A) from the Wharton School of Business, University of Pennsylvania, a Ph.D. in Electrical Engineering from the University of Rennes 1, France and a Diplome d’ingenieur from the Ecole Superieur d’Electronique de l’Ouest (“ESEO”), France. We believe Mr. Poilasne is well-qualified to serve as a director due to his extensive experience with Nuvve, his business leadership, his strategic perspective and his contacts in and knowledge of the energy industry and EV industry.

Ted Smith has served as our President and Chief Operating Officer and a member of the Board since November 2020. Mr. Smith was a founding investor in Nuvve Corporation, a wholly owned subsidiary of Nuvve, and has served as a member of its board of directors since 2010 and as its Chief Operating Officer since April 2018. Mr. Smith is directly responsible for managing the successful development, deployment and commercialization of Nuvve’s technologies, as well as supporting global regulatory compliance efforts. He previously served as Nuvve’s Chief Administrative Officer from March 2017 until becoming Chief Operating Officer. He currently serves as a board member of Dreev, a business venture between EDF and Nuvve. Mr. Smith has more than 20 years of experience in the finance industry and previously served in various roles at Wall Street Associates, a San Diego-based investment advisory firm, including Principal, Chief Operating Officer from 2007 to January 2017, Chief Compliance Officer from 2003 to January 2017, and Quantitative Analyst from 1999 to 2003. From 1996 to 1999, Mr. Smith also served as Quantitative Analyst at Nicholas-Applegate Capital Management, a San Diego-based investment advisory firm. Mr. Smith also served as an officer in the United States Navy from 1989 to 1996. Mr. Smith holds an M.B.A from the University of San Diego and a Bachelor of Science in Marine Engineering/Technology from Maine Maritime Academy. He is also a Chartered Financial Analyst charterholder, held the Chartered Investment Counselor certification, and is NACD Directorship Certified® and has earned the NACD certificate in cyber risk oversight. We believe Mr. Smith is well-qualified to serve as a member of the Board due to his extensive experience with Nuvve, his business leadership, his operational and compliance experience and his contacts in and knowledge of the energy industry.

David G. Robson has served as our Chief Financial Officer since March 2021. Mr. Robson has over twenty-five years of finance, accounting and operational experience and has held senior positions with both public and private companies in a variety of industries. Mr. Robson has served on the board of directors of NuZee Coffee, a leading co-packing company for single-serve coffee formats since March 2021. Mr. Robson recently served as the Chief Financial Officer and Chief Compliance Officer of Farmer Brothers Co., a national distributor of coffee, tea and culinary products from February 2017 to November 2019. His responsibilities included overseeing finance, information technology, mergers and acquisitions and investor relations. Mr. Robson served as the Chief Financial Officer of PIRCH, a curator and retailer of kitchen, bath and outdoor home brands, from September 2014 to September 2016. He oversaw all aspects of accounting, financial planning and analysis, treasury, merchandise planning and legal, with responsibility for developing strategies, processes and operating priorities to upscale a high growth retailer while building strong finance and merchandising teams. From January 2012 to September 2014, Mr. Robson was the Chief Financial Officer of U.S. AutoParts, an online provider of auto parts and accessories. Prior to that, he served as the Executive Vice President and Chief Financial Officer of Mervyns LLC, a former discount department store chain, from 2007 to 2011. From 2001 to 2007, he served as the Senior Vice President of Finance and Principal Accounting Officer for Guitar Center, Inc. Mr. Robson began his career with the accounting firm Deloitte & Touche LLP. Mr. Robson graduated with a Bachelor of Science degree in Accounting from the University of Southern California and is a certified public accountant (inactive) in the State of California.

Non-Employee Directors

Jon M. Montgomery has served as a member of the Board since November 2020, and has served as the Interim Chairperson of the Board since January 2024. He is chair of the Nominating and Corporate Governance Committee and is a member of the Audit and Compensation Committees. Mr. Montgomery sits on the Board of Nature’s Miracle Holding Corp. (Nasdaq: NMHI) since March 2024. He is chair of the nominating and governance committee and is a member of the audit and compensation committees. Mr. Montgomery is a managing director at Meredith Financial Group Inc., a financial management and advisory firm located in New York City. From 2010 to 2013, he was managing partner at project finance advisory firm AGlobal Partners LLC where he assisted in arranging long-term, limited-recourse financing for private investments in renewable energy, telecommunications, mining & metals, PPPs, and other infrastructure projects in emerging and other international markets. He also advised clients on foreign direct investments, including those utilizing development finance institutions, export credit agencies, and political risk insurers. In addition, Mr. Montgomery has more than 25 years of marketing consulting and market research experience, informing and guiding clients’ branding, communications, segmentation and innovation challenges across a range of industries, particularly in the information technology, telecommunications, financial services, CPG, pharmaceutical, and retail sectors. He is experienced in applying model-based quantitative analysis — particularly choice-based modeling — to solving competitive problems. Previously, from 1996 to 2010, Mr. Montgomery co-founded Hudson Group Inc. in New York, a research-based marketing consultancy. He also held prior positions as executive vice president at Marketing Strategy & Planning Inc./Synovate, and vice president at Hase Schannen Research Associates Inc. Mr. Montgomery holds an M.B.A from Northeastern University and a Bachelor of Arts degree from the University of California, Berkeley. From 2000 – 2022 he was Adjunct Faculty in Marketing at the University of Georgia. We believe Mr. Montgomery is well-qualified to serve as a member of the Board due to his investment banking, structuring and strategic expertise, his contacts in emerging and other international markets and his extensive experience in marketing and market research.

H. David Sherman MBA, DBA, CPA has served as member of the Board since November 2020. Professor Sherman has been a professor at Northeastern University since 1985, specializing in, among other areas, financial and management accounting, global financial statement analysis and contemporary accounting issues. Professor Sherman has serves as Trustee and Chair of the Audit Committee for the American Academy of Dramatic Arts, the oldest English language acting school in the world, since January 2014. Professor Sherman served on the board and as audit committee chair for Dunxin Financial Holdings Ltd. (AMEX: DXF) from January 2018 to August 2019, Kingold Jewelry Inc. (Nasdaq: KGJI) from February 2011 to May 2016, China HGS Real Estate Inc. (Nasdaq: HGSH) from January 2010 to August 2012, Agfeed Corporation from January 2012 to November 2014, and China Growth Alliance, Ltd., a business acquisition company formed to acquire an operating business in China, from 2007 through 2008. He currently serves on the board of board of Xiao-I Corp (AIXI), Prestige Wealth Inc. (PWM), Linkage Global Inc. (LGCB) and Nature’s Miracle Holding Inc (NMHI0. Professor Sherman was previously on the faculty of the Sloan School of Management at Massachusetts Institute of Technology (“MIT”) and also, among other academic appointments, held an adjunct professorship at Tufts Medical School and was a visiting professor at Harvard Business

School (2015). From 2004 to 2005, Professor Sherman was an Academic Fellow at the U.S. Securities and Exchange Commission in the Division of Corporate Finance’s Office of Chief Accountant. Professor Sherman received his A.B. in Economics from Brandeis University and both an MBA and doctoral degrees from Harvard Business School. He is a Certified Public Accountant and previously practiced with Coopers & Lybrand. Professor Sherman’s research has been published in management and academic journals including Harvard Business Review, Sloan Management Review, Accounting Review and European Journal of Operations Research. We believe Mr. Sherman is well qualified to serve as a member of the Board due to his extensive expertise in global financial statement analysis and contemporary accounting issues and his public company experience.

James Altucher has served as a member of the Board since May, 2025. Mr. Altucher is a managing director of Z-List Media, a technology venture firm, since 2020. Mr. Altucher is a managing partner at JD Advisors since 2007. From 2015-2017 Mr. Altucher was Founder of Choose Yourself Media, a financial research service covering stocks, cryptocurrencies, and options trading strategies. In 2017, he sold Choose Yourself Media to Agora Financial, Inc and from 2017-2025 continues to be write for the more than 185,000 paying subscribers of his service. Mr. Altucher has written many finance and non-fiction books including, “Trade Like Warren Buffett”, “The Forever Portfolio”, and WSJ Bestsellers, “Choose Yourself” and “The Power of No”. Collectively, Mr. Altucher’s books have sold over two million copies. From 2014-, Mr. Altucher has hosted “The James Altucher Show” a podcast featuring guests such as Richard Branson, Mark Cuban, Arianna Huffington, etc and has accumulated over 70,000,000 downloads. From 2004-2010, Mr. Altucher was a general partner at Formula Capital, a fund of hedge funds. In 2006, Mr. Altucher was Founder of Stockpickr, Inc. a social media site focused on investing which he sold to TheStreet.com in 2007. Mr. Altucher was a General Partner at 212 Ventures from 1999-2001. From 1995-1998, Mr. Altucher was a Founder of Reset, Inc, a software company focused on the design and creation of websites for Fortune 100 companies. Reset was sold in 1998 to Xceed, Inc. Mr. Altucher has written for The Wall Street Journal, The Financial Times, Forbes, Yahoo Finance, and many other publications and he has been a regular contributor to CNBC and Fox Business. He received a BA in Computer Science from Cornell University in 1989 and attended graduate school in Computer Science from Carnegie Mellon University from 1989-1991. For the past twenty years Mr. Altucher has been an active angel investor in both private transactions and PIPE (private investment in public equities) transactions. We believe Mr. Altucher is well qualified to serve on the NVVE board due to his extensive experience in the hedge fund industry, the financial media industry, and his entrepreneurial ventures.

Laura Huang is a Distinguished Professor of Management and Organizational Development at Northeastern University, where she also serves as Associate Dean of Executive Education. Previously, she held faculty positions at Harvard Business School and the Wharton School of the University of Pennsylvania. Professor Huang brings over two decades of combined experience in academia and industry, with deep expertise in organizational transformation, strategic growth, and risk management. Her research on decision-making, human judgment, and innovation has been recognized by the National Academy of Sciences and Thinkers50, and she advises companies on topics including M&A strategy, AI adoption, and global expansion. Prior to her academic career, Professor Huang held roles at Standard Chartered Bank, IBM Global Services, and Johnson & Johnson, leading initiatives in technology strategy, financial services, and product development. She has served on advisory boards and supervisory boards including Uber’s Diversity Advisory Council, Wharton Alumni Angels, and Women 2.0, with committee experience spanning audit, compensation, and strategic oversight. Professor Huang holds a Ph.D. from the University of California, Irvine, an MBA from INSEAD, and dual BSE degrees in Electrical Engineering and Biomedical Engineering from Duke University.

Brian Johnson is a retired Managing Director and senior equity analyst who led U.S. Autos and Auto Parts coverage at Barclays from 2008 to 2022, where his influential research on electric vehicles, autonomous technology, and mobility megatrends earned him repeated Institutional Investor recognition. Prior to that, he held senior equity research roles at Lehman Brothers (2006 – 2008) and Sanford C. Bernstein (2003 – 2006), covering the global automotive sector. Prior to Wall Street, Mr. Johnson was a Partner at McKinsey & Company (1984 – 1996), advising leading banks, insurers, and asset managers on strategy, M&A, and digital innovation. He continued this work as a Partner at Accenture (1996 – 2003), where he led financial services strategy and digital marketing initiatives. Mr. Johnson earned a B.S., with honors, in Industrial Engineering from Stanford and a J.D., magna cum laude, from Harvard Law School. He has served on civic and cultural boards in the Chicago area. Mr. Johnson is a retired member of the Illinois bar.

Family Relationships

There are no familial relationships among the Company’s directors and executive officers.

CORPORATE GOVERNANCE

Board Composition

The Company’s business and affairs are organized under the direction of the Board. The size of the Board is currently set at six members and there are currently seven members serving on the Board. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling, and direction to the Company’s management. The Board will meet on a regular basis and additionally as required.

In accordance with the Company’s amended and restated certificate of incorporation, the Board is divided into three classes, Class A, Class B and Class C, with members of each class serving staggered three-year terms. Our current directors and classifications are as follows:

Class A – Expiring 2025	Class B – Expiring 2026	Class C – Expiring 2027
Jon Montgomery	H. David Sherman	Gregory Poilasne
Laura Huang	James Altucher	Ted Smith
Brian Johnson

At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of the Board may have the effect of delaying or preventing changes in control or management of the Company.

Mr. Montgomery currently serves as our Chairperson of the Board. This structure ensures a greater role for the non-management directors in the oversight of the Company and active participation of these directors in setting agendas and establishing priorities and procedures for the work of the Board. In addition, this structure allows the Chief Executive Officer to focus his attention on implementing the Company’s strategic plans, while a separate Chairperson can devote full attention to Board leadership functions. The Board will continue to periodically review the Company’s leadership structure and may make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders. While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

Independence of Directors

We utilize the Nasdaq listing rules in determining whether a director is independent. The Nasdaq rules generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Messrs. Poilasne and Smith are not considered to be independent due to their respective roles as executive officers of the Company or its subsidiaries. The Board has determined that each of Messrs. Montgomery and Mr. Sherman qualifies as an independent director, and that the Board currently consists of a majority of independent directors, as such term is defined under the Nasdaq rules. In making this determination, our Board considered the current and prior relationships, as applicable, that each of Messr. Montgomery and Mr. Sherman has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including their beneficial ownership of our capital stock. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, as discussed below.

Limitation on Liability and Indemnification of Directors and Officers

The Delaware General Corporation Law authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our amended and restated certificate of incorporation limits the liability of our directors to the fullest extent permitted by Delaware law.

We have director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to the combined company, including matters arising under the Securities Act. Our amended and restated certificate of incorporation and bylaws also provide that the Company will indemnify its directors and officers to the fullest extent permitted by Delaware law. Our bylaws further provide that we will indemnify any other person whom it has the power to indemnify under Delaware law. In addition, we have entered into customary indemnification agreements with each of its officers and directors.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceedings that may result in a claim for such indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling the combined company, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Board Role in Risk Oversight

The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The Audit Committee focuses on assessing and mitigating financial and cybersecurity risks, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the Compensation Committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) considers areas of potential risk within corporate governance and compliance, such as management succession. Each of the committees reports to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

During the fiscal year ended December 31, 2024, the Board met nineteen times. All of the Company’s directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served. The directors are strongly encouraged to attend meetings of stockholders.

The Board has established a standing audit committee, compensation committee, and nominating and corporate governance committee. The composition and function of each committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations of the SEC. The Board adopted a charter for each of these committees, which complies with the applicable rules of Nasdaq. Copies of the charters for each committee are publicly available on the Company’s website at www.nuvve.com/investors/corporate-governance.

Audit Committee

The Audit Committee currently consists of Messrs. Sherman (chair), Montgomery and Johnson. Prior to her resignation, effective April 1, 2025, Angela Strand also served as a member of the Audit Committee. The Board has determined that each member of the Audit Committee is an independent director as defined by the rules of Nasdaq applicable to members of an audit committee, including that each member meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. In addition, as required by the rules of Nasdaq, each member of the Audit Committee is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and statement of cash flows. Mr. Johnson was appointed to serve as a member of the Audit Committee effective upon his appointment to the Board.

The Audit Committee meets on at least a quarterly basis. Both the Company’s independent registered public accounting firm and management periodically meet privately with the Audit Committee. During the fiscal year ended December 31, 2024, the Audit Committee met four times.

The Audit Committee assists the Board in monitoring the integrity of the Company’s financial statements, its compliance with legal and regulatory requirements, and the independence and performance of its internal and external auditors. The Audit Committee’s duties, which are specified in the Company’s Audit Committee charter, include, but are not limited to:

•        meeting with the independent auditor prior to the audit to review the scope, planning, and staffing of the audit;

•        reviewing and discussing with management and the independent auditor the annual audit report, the annual financial statements and related notes and management’s discussion and analysis of financial condition and results of operations proposed to be included in the Company’s annual report, and recommending to the Board whether the audited financial statements and related notes and management’s discussion and analysis of financial condition and results of operations should be included in the Company’s annual report;

•        producing the report of the Audit Committee, as required by the rules of the SEC;

•        reviewing and discussing with management and the independent auditor the Company’s quarterly financial statements prior to the filing of each quarterly report and management’s discussion and analysis of financial condition and results of operations proposed to be included in such quarterly report;

•        discussing with management and the independent auditor, as appropriate, the Company’s critical accounting policies and practices;

•        reviewing and discussing with management and the independent auditor the Company’s major financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

•        discussing with the independent auditor the matters required to be discussed by PCAOB Auditing Standards No. 1301 and other applicable requirements of the PCAOB and the SEC;

•        reviewing with management and the Company’s independent auditors the adequacy and effectiveness of the Company’s financial reporting process, internal control over financial reporting and disclosure controls and procedures;

•        selecting and retaining an independent registered public accounting firm to act as the Company’s independent auditors, and evaluating the qualifications, performance and independence of the independent auditor;

•        reviewing and approving all related-party transactions;

•        discussing with management the Company’s compliance with applicable laws and regulations and with the Company’s code of ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

•        recommending to the Board the appointment of, and continued evaluation of the performance of, independent auditors;

•        approving the fees to be paid to the independent auditor for audit services and approving the retention of independent auditors for non-audit services and all fees for such services;

•        reviewing periodic reports from the independent auditor regarding the auditor’s independence, including discussion of such reports with the auditor; and

•        discussing with the Company’s counsel legal and regulatory matters that may have a material impact on the financial statements or the Company’s compliance policies.

Financial Experts on Audit Committee

The Board determined that Mr. Sherman qualifies as an audit committee financial expert within the meaning of the rules and regulations of the SEC. In making this determination, the Board considered Mr. Sherman’s formal education and previous experience in financial roles. In addition, as required by the rules of Nasdaq, the Company has at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board determined Mr. Sherman qualifies as financially sophisticated under the rules of Nasdaq.

Report of the Audit Committee

The Audit Committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2024 with management, as well as with the Company’s independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 1301, as well as various accounting issues relating to presentation of certain items in the Company’s financial statements and compliance with Section 10A of the Securities Exchange Act of 1934, as amended. The Audit Committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors their independence.

Based upon the review and discussions referred to above, the Audit Committee recommended that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:
H. David Sherman (Chair)
Jon M. Montgomery
Brian Johnson

Compensation Committee

The Compensation Committee currently consists of Messrs. Sherman (Interim chair), Montgomery and Huang. Prior to her resignation, effective April 1, 2025, Ms. Strand served as a member and chair of the Compensation Committee. The Board has determined that each member of the Compensation Committee is an independent director as defined by the rules of Nasdaq applicable to members of a compensation committee. The Board also determined that each member of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Ms. Huang was appointed to serve as a member of the Compensation Committee effective upon her appointment to the Board.

The Compensation Committee meets from time to time to consider matters for which approval by the committee is desirable or is required by law. During the fiscal year ended December 31, 2024, the Compensation Committee met six times.

The Compensation Committee’s duties, which are specified in the Company’s Compensation Committee charter, include, but are not limited to:

•        establishing, reviewing and approving the overall executive compensation philosophy and policies of the Company, including the establishment, if deemed appropriate, of performance-based incentives that support and reinforce the Company’s long-term strategic goals, organizational objectives, and stockholder interests;

•        reviewing and approving the Company’s goals and objectives relevant to the compensation of the Company’s named executive officers, annually evaluate such officers’ performance in light of those goals and objectives and, based on this evaluation, determine such officers’ compensation level;

•        determining the compensation of all other executive officers;

•        receiving and evaluating performance target goals for the senior officers and employees (other than executive officers);

•        producing the report of the Compensation Committee, if required by the rules of the SEC;

•        administering or delegating the power to administer the Company’s incentive and equity-based compensation plans;

•        reviewing and making recommendations to the Board with respect to the adoption of, and amendments to, incentive compensation and equity-based plans;

•        reviewing and approving any annual or long-term cash bonus or incentive plans in which the executive officers of the Company may participate;

•        if required under Regulation S-K, reviewing the Company’s compensation discussion and analysis, discussing it with the Company’s management, and determining whether to recommend it for inclusion in the Company’s annual report or proxy statement;

•        reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviewing and discussing at least annually the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk; and

•        reviewing all director compensation and benefits for service on the Board and committees thereof at least once a year and recommending any changes to the Board, as necessary.

The Compensation Committee makes all decisions regarding executive officer compensation. The Compensation Committee periodically reviews the elements of compensation for the Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and the other executive officers and, subject to any existing employment agreements, sets each element of compensation for the executive officers, including annual base salary, annual incentive bonus and equity compensation. The Compensation Committee also periodically reviews the terms of employment agreements with the Chief Executive Officer, Chief Financial Officer and other executive officers, including in connection with any new hire or the expiration of any existing employment agreements. The Compensation Committee will consider the recommendations of the Chief Executive Officer when determining compensation for the other executive officers. Executive officers do not determine any element or component of their own pay package or total compensation amount. The Chief Executive Officer has no role in determining and is not present for any discussions regarding his own compensation.

The Compensation Committee also reviews and approves the Company’s compensation plans, policies and programs and administers the Company’s equity incentive plan. In addition, the Chief Executive Officer, the Chief Financial Officer and other members of management make recommendations to the Compensation Committee with regard to overall pay strategy including program designs, annual incentive design, and long-term incentive plan design for all employees. Management from time to time provides the Compensation Committee with market information and relevant data analysis as requested.

The Compensation Committee retains sole authority to engage compensation consultants, including determining the nature and scope of services and approving the amount of compensation for those services, and legal counsel or other advisors. The Compensation Committee assesses the independence of any consultants pursuant to the rules and regulations of the SEC and the listing standards of Nasdaq. The Company will provide for appropriate funding, as determined by the Compensation Committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance committee currently consists of Messr. Montgomery (chair), Sherman and Huang. Prior to her resignation, effective April 1, 2025, Ms. Strand served as a member of the Nominating and Corporate Governance Committee. The Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director as defined by the rules of Nasdaq applicable to members of a nominating committee. Ms. Huang was appointed to serve as a member of the Nominating and Corporate Governance Committee effective upon her appointment to the Board.

The Nominating and Corporate Governance Committee meets from time to time to consider matters for which approval by the committee is desirable or is required by law. During the year ended December 31, 2024, the Nominating and Corporate Governance Committee met two times.

The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The Nominating and Corporate Governance Committee also is responsible for developing a set of corporate governance policies and principles and recommending to the Board any changes to such policies and principles.

Guidelines for Selecting Director Nominees

The nominating committee and corporate governance committee will consider persons identified by its stockholders, management, investment bankers and others. The guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee charter, generally provide that persons to be nominated:

•        should be accomplished in their field and have a reputation, both personal and professional, that is consistent with the image and reputation of the Company;

•        should possess relevant experience and expertise and knowledge of the Company and issues affecting the Company; and

•        should be of high moral and ethical character and committed to enhancing stockholder value.

The nominating committee and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on our board of directors. The nominating committee and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

The Board’s objective is that its membership be comprised of a diverse group of experienced and dedicated individuals. Though the nominating committee does not have specific guidelines on diversity, it is one of many criteria considered by the nominating committee when evaluating candidates. In addition, the Company is subject to the requirements of California law and the rules of Nasdaq relating to diversity.

The nominating committee does not have a written policy or formal procedural requirements for stockholders to submit recommendations for director nominations. However, the Nominating and Corporate Governance Committee will consider properly submitted recommendations for candidates to the Board from stockholders in accordance with the Company’s bylaws. Stockholders should communicate nominee suggestions directly to the nominating committee and accompany the recommendation with biographical details and a statement of support for the nominee. The suggested nominee must also provide a statement of consent to being considered for nomination. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Code of Ethics

We have adopted a code of ethics for directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees, known as the Code of Ethics. The Code of Ethics is available on our website at http://www.nuvve.com under the Governance section of our Investor Relations page. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals that is required to be disclosed pursuant to SEC rules and regulations, the name of such person who is granted the waiver and the date of the waiver.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale and/or disposition of our securities by our directors, officers, employees and consultants. We believe the insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards.

Stockholder Communications

Stockholders and interested parties may communicate with the Board, any committee or committee chairperson or the independent directors as a group by writing to the board, committee, committee chairperson or independent directors in care of Nuvve Holding Corp., 2488 Historic Decatur Rd., Suite 230, San Diego, California 92106. Each communication will be forwarded, depending on the subject matter, to the board, the appropriate committee or committee chairperson or all independent directors.

DIRECTOR COMPENSATION

The Board has established, based upon the recommendation of the Compensation Committee, a compensation program for the non-employee members of the Board. The compensation program is designed to align the directors’ compensation with the combined company’s business objectives and the creation of stockholder value. The Compensation Committee and the Board expect to review non-employee director compensation periodically to ensure that such compensation remains competitive and enables the combined company to recruit and retain qualified directors.

Under the non-employee directors’ compensation program, each non-employee director will receive an annual cash retainer and will receive cash fees for serving as chair or as a member of the Audit, Compensation or Nominating and Corporate Governance Committees, as follows:

Amount
Annual Director Compensation Cash Retainer	$40,000
Additional Annual Compensation for Chairperson of the Board	$70,000
Additional Annual Compensation for Committee Chairs
Audit Committee	$20,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$10,000
Additional Annual Compensation for Committee Members (Other than Chairs)
Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000

The following table sets forth compensation earned during the year ended December 31, 2024 by each director who is not a named executive officer and served during the year ended December 31, 2024.

Name	Fees Paid(1)	Stock Awards(2)	Total
Rashida La Lande(3)	$6,500	$—	$6,500
Jon M. Montgomery	$67,500	$—	$67,500
H. David Sherman	$36,250	$—	$36,250
Angela Strand(4)	$34,417	$—	$34,417

____________

(1)      Represents annual director fees paid. The director fees paid to each person listed are consistent with the director fees described herein above, including annual retainer and as a member and/or chair of a committee of the Board.

(2)      The amounts reported under “Stock Awards” are the estimated grant date fair value of restricted stock units granted during the respective year, with such amount as determined under the ASC 718, with respect to accounting for stock-based compensation expense. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such awards. The assumptions made in computing the estimated fair value of such awards are disclosed in note 13 to the Company’s consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2024.

(3)      Ms. Rashida La Lande resigned as a member of the Board effective January 19, 2024.

(4)      Ms. Angela Strand resigned as a member of the Board effective April 1, 2025.

The following table presents information as of December 31, 2024 regarding the outstanding stock options held by each director who is not a named executive officer and who served during the year ended December 31, 2024.

Name	Stock Option Grants				Stock Awards
	Number of Securities Underlying Stock Options Exercisable	Number of Securities Underlying Stock Options Unexercisable	Stock Option Exercise Price	Stock Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)
Jon M. Montgomery	—	—	$—	—	—	$—
H. David Sherman	—	—	$—	—	—	$—
Rashida La Lande(2)	—	—	$—	—	—	$—
Angela Strand(3)	26.60	—	$3,484.00	47,868.00	—	$—

____________

(1)      The market value is calculated as the number of not vested restricted units multiplied by the closing price of our common stock on December 31, 2024. The market value amounts may not necessarily correspond to the potential actual value realized of such awards.

(2)      Ms. Rashida La Lande resigned as a member of the Board effective January 19, 2024.

(3)      Ms. Angela Strand resigned as a member of the Board effective April 1, 2025.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the years ended December 31, 2024 and 2023.

Name	Year	Salary(1)	Stock Awards(2)(3)	Option Awards(3)	Bonus(4)	All Other Compensation		Total
Gregory Poilasne	2024	$406,875	$—	$—	$113,400	$16,500	(5)	$536,775
Chief Executive Officer	2023	$218,333	$650,804	$14,017	$92,813	$18,000	(5)	$993,967
Ted Smith	2024	$345,844	$—	$—	$80,325	$12,525	(6)	$438,694
President and Chief Operating Officer	2023	$465,556	$420,888	$7,463	$77,406	$14,368	(6)	$985,681
David G. Robson	2024	$325,500	$—	$—	$75,600	$—		$401,100
Chief Financial Officer	2023	$250,981	$415,564	$2,803	$62,370	$—		$731,718

____________

(1)      For each of Mr. Poilasne, Mr. Smith and Mr. Robson, part of their 2023 Salary was paid in the form of monthly vested restricted stock units granted on August 12, 2022 in the amounts of 304 shares, 72 shares and 280 shares, respectively, post reverse stock split.

(2)      Some stock awards were in lieu of cash compensation or bonuses.

(3)      Represents the estimated grant date fair value of the restricted stock units and stock options as determined under the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized from such awards. The assumptions made in computing the estimated fair value of such awards are discussed in Note 12 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(4)      Represents (i) for Mr. Poilasne a 2023 Annual Bonus in the amount of $113,400 paid in 2024 and 2022 Annual Bonus in the amount of $92,813 paid in 2023; (ii) for Mr. Smith a 2022 Annual Bonus in the amount of $80,325 paid in 2023 and 2022 Annual Bonus in the amount of $77,406 paid in 2023; and (iii) for Mr. Robson, a 2023 Annual Bonus in the amount of $75,600 paid in 2024 and 2022 Annual Bonus in the amount of $62,370 paid in 2023. For each of Mr. Poilasne, Mr. Smith and Mr. Robson, part of their 2022 Annual Bonus was paid in the form of immediately vested restricted stock units granted on July 7, 2023 in the amounts of 1,349 shares, 1,125 shares and 906 shares, respectively.

(5)      Represents $16,500 and $18,000 of auto reimbursement in 2024 and 2023, respectively.

(6)      Represents $12,525 and $14,368 of auto reimbursement in 2024 and 2023, respectively.

Narrative Disclosure to Summary Compensation Table

For 2024 and 2023, the compensation program for the Company’s named executive officers consisted of base salary and incentive compensation delivered in the form of cash bonuses and equity awards. Base salary was set at a level that was commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. Cash bonuses and equity awards were also set at a level that was commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance, subject to any employment or similar agreement with the executive.

The Company provides benefits to its named executive officers on the same basis as it provides them to all of its employees, including health, dental and vision insurance; life and disability insurance; and a tax-qualified Section 401(k) plan for which no match by the Company is provided. In 2024 and 2023, the Company did not maintain any executive-specific benefit or perquisite programs.

The Company has one active equity plan, the Nuvve Corporation 2020 Equity Incentive Plan (the “2020 Plan”). In 2021, the Company adopted the 2020 Plan, which provides for the grant of restricted stock awards, incentive and non-statutory stock options, and other share-based awards to employees, consultants, and directors. In June 2023, the 2020 Plan was amended, as approved by shareholders, to increase the common shares reserved for issuance under the plan to 18,250, with an automatic evergreen provision increase of five percent (5%) of the number of shares of our common stock issued and outstanding on the immediately preceding December 31 on each January 1 beginning on January 1, 2024 and through and including January 1, 2030.

Employment Agreements

Gregory Poilasne

If Mr. Poilasne is terminated without “cause,” he will continue to receive his then current base salary for the ensuing 18 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period. If Mr. Poilasne is terminated without “cause” or resigns for “good reason” within 12 months after the Company is subject to change in control, he will receive a severance payment equal to four times his then current base salary in one lump sum.

On August 10, 2022, Mr. Poilasne entered into an employment agreement amendment with the Company. Under the amendment, Mr. Poilasne agreed to adjust his annual compensation, from September 1, 2022 until August 31, 2023 (the “New Salary Period”), to a base salary of $65,000 and a number of restricted stock units equal to $182,430 in shares of common stock based on a value per share equal to the closing price of the common stock on August 12, 2022 (rounded up to the nearest whole share — post reverse stock split) that will vest monthly at the end of each month over the course of the New Salary Period in accordance with the table below.

Grant Date November 30, 2022	Grant Date December 31, 2022	Grant Date January 31, 2023	Grant Date February 28, 2023	Grant Date March 31, 2023	Grant Date April 30, 2023	Grant Date May 31, 2023	Grant Date June 30, 2023	Grant Date July 31, 2023	Grant Date August 31, 2023
92	38	38	38	38	38	38	38	38	38

The Compensation Committee also approved a 5% increases in base salary for Mr. Poilasne, effective as of May 1, 2022, from $500,000 to $525,000.

On January 25, 2024 (the “Effective Date”), the Company entered into amended and restated employment agreements with Mr. Poilasne. The Agreements were approved by the Compensation Committee and supersede any prior employment agreements or amendments with the Company.

The term of the Poilasne Agreement commences on the Effective Date and ends on March 18, 2025. Pursuant to the Poilasne Agreement, Mr. Poilasne (i) will receive an initial annual base salary of $525,000 per year until March 19, 2024, upon which his base salary will be reduced to a rate of $420,000, which may be increased by the Compensation Committee from time to time, (ii) is eligible to receive an annual bonus based on key performance indicators established by the Compensation Committee with a target equal to 100% of his base salary, (iii) is eligible to receive a one-time bonus based on achievement of certain Company performance goals during fiscal year 2024, as established by the Compensation Committee, and (iv) is eligible to receive a bonus of up to $100,000 per year at the discretion of the Compensation Committee. The Company will also be obligated to reimburse Mr. Poilasne for the costs of his automobile lease (up to a maximum of $20,000 for the down payment and $1,500 per month) and his mobile phone. Mr. Poilasne is also eligible to receive equity award grants as may be awarded in the discretion of the Compensation Committee.

The Poilasne Agreement further provides that upon the termination of Mr. Poilasne by the Company without “cause” or by Mr. Poilasne for “good reason” (each as defined the Poilasne Agreement), he will be entitled to continue to receive his then current base salary for the ensuing 12 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period.

On March 31, 2025, the Company entered into an amended and restated employment agreement with Mr. Poilasne, deemed effective as of March 18, 2025 (the “Restated Poilasne Agreement”). The Restated Poilasne Agreement was approved by the Compensation Committee and supersedes any prior employment agreements or amendments with the Company.

The term of the Restated Poilasne Agreement commences on the effective date March 18, 2025 and ends on March 18, 2028. Pursuant to the Restated Poilasne Agreement, Mr. Poilasne will receive an initial annual base salary of $420,000, which shall be increased to $650,000 upon the earliest of: (A) the date on which the Company receives an aggregate of $10.0 million in capital proceeds raised from financing transactions; (B) the date on which the Company achieves $15.0 million in revenue over a 12-month consecutive period; or (C) the twelve month anniversary of the effective date of the Restated Poilasne Agreement, provided, that effective as of the occurrence of a “change in control” (as defined in the Restated Poilasne Agreement), the base salary shall be $420,000. Mr. Poilasne is also eligible to receive (i) an annual bonus based on key performance indicators established by the Compensation Committee with a target equal to 100% of his then in effect base salary, (ii) a one-time cash bonus of $125,000 upon the Company’s receipt of $15.0 million in capital proceeds raised as part of financing transactions, and (iii) a bonus of up to $100,000 per year at the discretion of the Compensation Committee.

The Restated Poilasne Agreement further provides that upon the termination of Mr. Poilasne by the Company without “cause” or by Mr. Poilasne for “good reason” (each as defined the Restated Poilasne Agreement), he will be entitled to continue to receive his then current base salary for the ensuing 12 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period. In the event Mr. Poilasne is terminated by the Company without “cause” or by Mr. Poilasne after a “change of control” within one year after such “change of control,” the aforementioned termination payments would be increased such that Mr. Poilasne will be entitled to a lump sum payment equal to 36 months of his base salary.

Ted Smith

On August 10, 2022, Mr. Smith entered into an employment agreement amendment with the Company. Under the amendment, Mr. Smith agreed to adjust his annual compensation, during the New Salary Period, to a base salary of $401,625 and a number of restricted stock units equal to $44,625 in shares of common stock based on a value per share equal to the closing price of the common stock on August 12, 2022 (rounded up to the nearest whole share — post reverse stock split) that will vest monthly at the end of each month over the course of the New Salary Period in accordance with the table below.

Grant Date November 30, 2022	Grant Date December 31, 2022	Grant Date January 31, 2023	Grant Date February 28, 2023	Grant Date March 31, 2023	Grant Date April 30, 2023	Grant Date May 31, 2023	Grant Date June 30, 2023	Grant Date July 31, 2023	Grant Date August 31, 2023
22	9	9	9	9	9	9	9	9	9

The Compensation Committee also approved a 5% increases in base salary for Mr. Smith, effective as of May 1, 2022, from $425,000 to $446,250.

On January 25, 2024 (the “Effective Date”), the Company entered into amended and restated employment agreements with Mr. Smith. The Agreements were approved by the Compensation Committee and supersede any prior employment agreements or amendments with the Company.

The term of the Smith Agreement commences on the Effective Date and ends on March 18, 2025. Pursuant to the Smith Agreement, Mr. Smith (i) will receive an initial annual base salary of $446,250 per year until March 19, 2024, upon which his base salary will be reduced to a rate of $357,000, which may be increased by the Compensation Committee from time to time, (ii) is eligible to receive an annual bonus based on key performance indicators established by the Compensation Committee with a target equal to 100% of his base salary, (iii) is eligible to receive a one-time bonus based on achievement of certain Company performance goals during fiscal year 2024, as established by the Compensation Committee, and (iv) is eligible to receive a bonus of up to $75,000 per year at the discretion of the Compensation Committee. The Company will also be obligated to reimburse Mr. Smith for the costs of his automobile lease (up to a maximum of $20,000 for the down payment and $1,200 per month) and his mobile phone. Mr. Smith is also eligible to receive equity award grants as may be awarded in the discretion of the Compensation Committee.

The Smith Agreement further provides that upon the termination of Mr. Smith by the Company without “cause” or by Mr. Smith for “good reason” (each as defined the Smith Agreement), he will be entitled to continue to receive his then current base salary for the ensuing 12 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period.

David G. Robson

On August 10, 2022, Mr. Robson entered into an employment agreement amendment with the Company. Under the amendment, Mr. Robson agreed to adjust his annual compensation, during the New Salary Period, to a base salary of $166,472 and a number of restricted stock units equal to $166,472 in shares of common stock based on a value per share equal to the closing price of the common stock on August 12, 2022 (rounded up to the nearest whole share — post reverse stock split) that will vest monthly at the end of each month over the course of the New Salary Period.

Grant Date November 30, 2022	Grant Date December 31, 2022	Grant Date January 31, 2023	Grant Date February 28, 2023	Grant Date March 31, 2023	Grant Date April 30, 2023	Grant Date May 31, 2023	Grant Date June 30, 2023	Grant Date July 31, 2023	Grant Date August 31, 2023
83	35	35	35	35	35	35	35	35	35

The Compensation Committee also approved a 5% increases in base salary for Mr. Robson, effective as of May 1, 2022, from $400,000 to $420,000.

On January 25, 2024 (the “Effective Date”), the Company entered into amended and restated employment agreements with Mr. Robson. The Agreements were approved by the Compensation Committee and supersede any prior employment agreements or amendments with the Company.

The term of the Robson Agreement commences on the Effective Date and ends on March 18, 2025. Pursuant to the Robson Agreement, Mr. Robson (i) will receive an initial annual base salary of $420,000 per year until March 19, 2024, upon which his base salary will be reduced to a rate of $336,000, which may be increased by the Compensation Committee from time to time, and (ii) is eligible to receive an annual bonus based on key performance indicators established by the Compensation Committee with a target equal to 100% of his base salary. The Company will also be obligated to reimburse Mr. Robson for the costs of his mobile phone. Mr. Robson is also eligible to receive equity award grants as may be awarded in the discretion of the Compensation Committee.

The Robson Agreement further provides that upon the termination of Mr. Robson by the Company without “cause” or by Mr. Robson for “good reason” (each as defined the Robson Agreement), he will be entitled to continue to receive his then current base salary for the ensuing 12 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period.

On March 31, 2025, the Company entered into an amended and restated employment agreement with Mr. Robson, deemed effective as of March 18, 2025 (the “Restated Robson Agreement”). The Restated Robson Agreement was approved by the Compensation Committee and supersedes any prior employment agreements or amendments with the Company.

The term of the Restated Robson Agreement commences on the effective date of March 18, 2025, and ends on March 18, 2026. Pursuant to the Restated Robson Agreement, Mr. Robson will receive an initial annual base salary of $336,000, which shall be increased to $450,000 upon the earlier of (A) the date on which the Company receives an aggregate of $15.0 million in capital proceeds from financing transactions or (B) the date on which the Company achieves $15.0 million in revenue over a 12-month consecutive period, provided, that effective as of the occurrence of a “change of control”, the base salary shall be $320,000. Mr. Robson is also eligible to receive (i) an annual bonus based on key performance indicators established by the Compensation Committee with a target equal to 100% of his then in effect base salary, and (ii) a bonus of up to $100,000 per year at the discretion of the Compensation Committee. The Company will also be obligated to reimburse Mr. Robson for the costs of his automobile lease (up to a maximum of $20,000 for the down payment and $1,500 per month) and his mobile phone. Mr. Robson is also eligible to receive equity award grants as may be awarded in the discretion of the Compensation Committee.

The Restated Robson Agreement further provides that upon the termination of Mr. Robson by the Company without “cause” or by Mr. Robson for “good reason” (each as defined the Restated Robson Agreement), he will be entitled to continue to receive his then current base salary for the ensuing 12 months at the rate then in effect in accordance with the Company’s standard payroll procedures and will continue to receive health insurance benefits during such period. In the event Mr. Robson is terminated by the Company without “cause” or by Mr. Robson after a “change in control” (as defined in the Restated Robson Agreement) within one year after such “change of control,” the aforementioned termination payments would be increased such that Mr. Robson will be entitled to a lump sum payment equal to 36 months of his base salary.

401(k) Retirement Plan

For 2024 and 2023, the Company provided a tax-qualified Section 401(k) plan for all employees, including its named executive officers. The Company did not provide a match for participants’ elective contributions to the 401(k) plan, nor did the Company provide to employees, including its named executive officers, any other retirement benefits, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans and nonqualified defined contribution plans.

Outstanding Equity Awards at Year End

The following table presents information regarding the outstanding stock options and restricted stock units held by the Company’s named executive officers at December 31, 2024.

	Stock Option Grants						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expriation Date	Number of Shares or Units of Stock That Have Not Vested(4)	Market Value of Shares of Units of Stock That Have Not Vested
Gregory Poilasne	186	(1)	—	(1)	$508.00	6/30/2027	—	$—
Gregory Poilasne	1,500		—	(3)	$5,480.00	3/23/2031	—	$—
Gregory Poilasne	625		—	(5)	$64.00	12/31/2033	—	$—
Ted Smith	53	(2)	—		$508.00	9/24/2025	—	$—
Ted Smith	350	(2)	—		$508.00	6/30/2027	—	$—
Ted Smith	266	(2)	—	(2)	$2,788.00	8/10/2030	—	$—
Ted Smith	875		—	(3)	$548.00	3/23/2031	—	$—
Ted Smith	163		—	(5)	$6.40	12/31/2033	—	$—
David D. Robson	750		—	(3)	$5,480.00	3/23/2031	—	$—
David D. Robson	125		—	(5)	$64.00	12/31/2033	—	$—

____________

(1)      Option vests monthly in equal installments over a five year period.

(2)      Option vests as to 25% of the shares on the anniversary of the grant date and thereafter vests as to the remaining 75% of the shares monthly in equal installments over a three year period.

(3)      The options vest as to 25% of the shares March 31, 2022 and thereafter vests in 12 equal quarterly installments during the following three years.

(4)      The restricted stock will vest in three equal installments on the first, second and third anniversary of the grant date.

(5)      Option vest 50% in December 2024. The balance of 50% vest in December 2024 if certain performance targets are met.

Potential Payments upon Termination or Change in Control

As indicated above, each of Mr. Poilasne, Mr. Smith and Mr. Robson is entitled to a severance payment if his employment is terminated under specified circumstances, including upon certain terminations in connection with a change in control of the Company.

In addition, the vesting of stock options and restricted stock units granted to the Company’s named executive officers under the Incentive Plan will be accelerated upon the occurrence of certain non-negotiated change of control transactions. In the event of certain negotiated change of control transactions, the Compensation Committee or the Board may (i) accelerate the vesting of the stock options and restricted stock awards under the Incentive Plan, or (ii) require the executive to relinquish the stock options or restricted stock awards under the Incentive Plan to the Company upon the tender by the Company to the executive of cash in an amount equal to the repurchase value of such award. Furthermore, in the event of a corporate transaction (as defined in the Plan), the administrator of the Plan may arrange for acceleration of the vesting of the awards and/or for the acquiring corporation to assume or continue the awards under the Plan.

Clawback Policy

We have adopted a compensation recovery policy that is compliant with the Nasdaq Listing Rules, as required by the Dodd-Frank Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of June 25, 2025, by:

•        each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock;

•        each of the Company’s executive officers and directors; and

•        all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all the Company’s common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares(2)
Directors and Executive Officers
Gregory Poilasne(3)(5)	742,719	7.2%
Ted Smith(4)(5)	14,656	*
David Robson(5)	3,441	*
H. David Sherman	553	*
Jon M. Montgomery	446	*
James Altucher(6)	74,850	*
Laura Huang(11)	—	*
Brian Johnson(11)	—	*
All directors and executive officers (8 individuals)	836,665	8.0%
5% Beneficial Holders
Bristol Investment Fund, Ltd.(7)	1,042,758	9.99%
Five Narrow Lane LP(8)	1,042,758	9.99%
Rainforest Partners LLC(9)	1,042,758	9.99%
The Hewlett Fund LP(10)	918,754	8.80%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Nuvve Holding Corp., 2488 Historic Decatur Rd., Suite 200, San Diego, California 92106.

(2)      The percentage of beneficial ownership is calculated based on 10,438,022 shares of the Company’s Common Stock outstanding as of June 25, 2025.

(3)      The beneficial ownership of Mr. Poilasne includes 2,312 shares of Common Stock issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days of June 25, 2025; 2,500 shares of Common Stock issuable upon the exercise of outstanding and exercisable Series A Warrants held by Mr. Poilasne; 354,655 shares of Common Stock issuable pursuant to the conversion of the Notes held by Mr. Poilasne; and up to 378,185 shares of Common Stock issuable pursuant to the exercise of the Warrants held by Mr. Poilasne.

(4)      The beneficial ownership of Mr. Smith includes 1,710 shares of Common Stock issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days of June 25, 2025.

(5)      The beneficial ownership of Mr. Robson includes 876 shares of the Common Stock issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days of June 25, 2025.

(6)      The beneficial ownership of Mr. Altucher includes up to 74,850 shares of Common Stock issuable pursuant to the exercise of the Warrants held by Mr. Altucher. The number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant a portion of certain outstanding warrants upon exercise thereof, as a result of the triggering of the 9.99% beneficial ownership limitation provision in such securities.

(7)      The number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant to all or a portion of certain outstanding warrants upon exercise thereof, as a result of the triggering of the 4.99% beneficial ownership limitation provision in such securities, and shares of Common Stock issuable pursuant to all or a portion of certain convertible promissory notes and outstanding warrants upon conversion or exercise thereof, respectively, as a result of the triggering of the 9.99% beneficial ownership limitation provision in such securities. Bristol (as defined below) beneficially owns: (i) 100,000 shares of common stock held by Bristol Investment Fund, Ltd. (“Bristol Investment Fund”, and together its affiliates, “Bristol”); (ii) up to 1,424,501 shares of Common Stock issuable pursuant to the conversion of the Notes held by Bristol Investment Fund, Ltd. (“Bristol Investment Fund”); (iii) up to 4,542,834 shares of Common Stock issuable pursuant to the exercise of the Warrants held by Bristol Investment Fund; (iv) up to 30,000 shares of Common Stock issuable upon the exercise of outstanding and exercisable Series A Warrants (“Series A Warrants”), and (v) up to 30,000 shares of Common Stock issuable upon the exercise of outstanding and exercisable Series C Warrants (“Series C Warrants”). The Notes and the Warrants are each subject to a beneficial ownership limitation of 9.99%, which such limitation restricts Bristol Investment Fund from converting or exercising, as applicable, that portion of the Notes and the Warrants that would result in Bristol Investment Fund and its affiliates owning, after conversion or exercise, as applicable, a number of shares of Common Stock in excess of the 9.99% beneficial ownership limitation. The exercise of each of the Series A Warrants and the Series C Warrants is subject to the holder holding less than 4.99% of the outstanding shares of Common Stock. Bristol Investment Fund is a privately held fund that invests primarily in publicly traded companies through the purchase of securities in private placement and/or open market transactions. Bristol Capital Advisors, LLC, an entity organized under the laws of the State of Delaware (“Bristol Capital Advisors”), is the investment advisor to Bristol Investment Fund. Paul Kessler is manager of Bristol Capital Advisors and as such has voting and dispositive power over the securities held by Bristol Investment Fund. Bristol Capital is a privately held limited liability company that engages from time to time in investing in publicly traded companies through the purchase of securities in private placement and/or open market transactions. Paul Kessler is the sole manager of Bristol Capital and therefore has voting and dispositive power over the securities held by Bristol Capital. Based on information available to the Company. The address for Bristol is 1090 Center Drive, Park City, UT 84098. The business address of Bristol Investment is Bristol Capital Advisors, LLC, 555 Marin Street, Suite 140, Thousand Oaks, CA 91360.

(8)      The number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant to all or a portion of certain convertible promissory notes and outstanding warrants upon conversion or exercise thereof, respectively, as a result of the triggering of the 9.99% beneficial ownership limitation provision in such securities. Five Narrow Lane beneficially owns: (i) up to 2,136,752 shares of Common Stock issuable pursuant to the conversion of the Notes held by Five Narrow Lane, and (ii) up to 4,390,835 shares of Common Stock issuable pursuant to the exercise of the Warrants held by Five Narrow Lane. The Notes and the Warrants are each subject to a beneficial ownership limitation of 9.99%, which such limitation restricts Five Narrow Lane from converting or exercising, as applicable, that portion of the Notes and the Warrants that would result in Five Narrow Lane and its affiliates owning, after conversion or exercise, as applicable, a number of shares of Common Stock in excess of the beneficial ownership limitation. The address of Five Narrow Lane is 510 Madison Avenue, Suite 1400, New York, NY 10022.

(9)      The number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant to all or a portion of certain convertible promissory notes and outstanding warrants upon conversion or exercise thereof, respectively, as a result of the triggering of the 9.99% beneficial ownership limitation provision in such securities. Rainforest Partners beneficially owns: (i) up to 1,424,501 shares of Common Stock issuable pursuant to the conversion of the Notes held by Rainforest Partners LLC, and (ii) up to 1,825,589 shares of Common Stock issuable pursuant to the exercise of the Warrants held by Rainforest Partners LLC. The Notes and the Warrants are each subject to a beneficial ownership limitation of 9.99%, which such limitation restricts Rainforest Partners LLC from converting or exercising, as applicable, that portion of the Notes and the Warrants that would result in Rainforest Partners LLC and its affiliates owning, after conversion or exercise, as applicable, a number of shares of Common Stock in excess of the beneficial ownership limitation. Based on information available to us, Mark Weinberger is the managing member of Rainforest Partners LLC, and has sole voting and investment power over the securities held by Rainforest Partners LLC. The address for Rain Forest Partners LLC is 850 East 26th Street, Brooklyn, NY 11210.

(10)    The number of shares of Common Stock beneficially owned includes: (i) up to 356,125 shares of Common Stock issuable pursuant to the conversion of the Notes held by The Hewlett Fund LP; and (iii) up to 562,629 shares of Common Stock issuable pursuant to the exercise of the Warrants held by The Hewlett Fund LP. The Notes and Warrants are each subject to a beneficial ownership limitation of 9.99%, which such limitation restricts The Hewlett Fund LP from converting or exercising, as applicable, that portion of the Notes and Warrants that would result in The Hewlett Fund LP and its affiliates owning, after conversion or exercise, as applicable, a number of shares of Common Stock in excess of the beneficial ownership limitation. Martin Chopp has voting and investment control over the securities held by The Hewlett Fund LP. The address for The Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

(11)    Ms. Huang and Mr. Johnson were appointed to serve as a director of the Company effective June 25, 2025.

EQUITY COMPENSATION PLANS

As of December 31, 2024, the Company had the following compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	4,753	$3,875	55,398
Equity compensation plans not approved by security holders(2)	1,916	$—	—
Total	6,669		55,398

____________

(1)      Includes outstanding options and the number of securities remaining available for future issuance under the Incentive Plan.

(2)      Includes outstanding options under Company’s 2010 Equity Incentive Plan (the “2010 Plan”). No further awards may be granted under the 2010 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following includes a summary of transactions since January 1, 2023 and any currently proposed transactions, to which we were or are to be a participant, in which (i) the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described elsewhere in this Proxy Statement. We also describe below certain other transactions with our directors, executive officers and stockholders.

Related Party Transactions

Intellectual Property Acquisition and Research Activities

On November 7, 2017, we entered into an intellectual property acquisition agreement (the “IP Acquisition Agreement”) with the University of Delaware, a then beneficial owner of more than 5% of the outstanding Common Stock. Pursuant to the IP Acquisition Agreement, the University of Delaware assigned to us certain of the key patents underlying its V2G technology.

Under the IP Acquisition Agreement, we agreed to make certain milestone payments to the University of Delaware in the aggregate amount of up to $7,500,000 based on the achievement of certain substantial commercialization targets.

The IP Acquisition Agreement terminates upon the later of the date all the milestone payments described above are made and the expiration date of the patents transferred to us. If the University of Delaware terminates the IP Acquisition Agreement upon the material breach by us of certain limited provisions of the IP Acquisition Agreement (which do not include the milestone payment provisions) that is not cured with 45 days after notice from the University of Delaware, we will be required to assign the patents back to the University of Delaware. In the event the University of Delaware notifies us of a third party’s interest in a region in which the patents are valid, and we do not within 60 days inform the University of Delaware that either we intend to address the region pursuant to a commercially reasonable development plan or we intend to enter into a license agreement with an identified third party, we will be deemed to have granted to the University of Delaware an exclusive sublicensable license to the patents in the unaddressed region.

In addition, on September 1, 2016, we entered into a research agreement with the University of Delaware, whereby the University of Delaware performs research activity as specified annually by us. Under the terms of the agreement, we pay a minimum of $400,000 annually in equal quarterly installments. For of the years ended December 31, 2024 and 2023, $124,000 and $266,667, respectively, were paid under the research agreement.

Deep Impact

On August 16, 2024, we formed Deep Impact 1 LLC, a Delaware limited liability company (“Deep Impact”), with Nuvve CPO Inc., our wholly owned subsidiary (“Nuvve CPO”), and WISE EV-LLC (“WISE”). We hold a 51% equity interest by way of Nuvve CPO, and WISE holds a 49% equity interest. Deep Impact is an entity formed for the principal purpose of operation, installation, maintenance of electric vehicle chargers and other related activities and services created as a business venture between us, Nuvve CPO and WISE. Nuvve CPO Inc., or Nuvve Charge Point Operator, was established in August 2024 to support the deployment and ongoing support of our customers charging station networks.

In connection with Deep Impact, Nuvve CPO, WISE and Deep Impact entered into a Contribution and Unit Purchase Agreement (the “Contribution Agreement”), pursuant to which Nuvve CPO and WISE agreed to contribute $51 and $49, respectively, to Deep Impact, and to provide certain services pursuant to separate services agreements with Deep Impact. For such contributions and the services, Nuvve CPO received 51 membership units in Deep Impact, equal to a 51% equity interest, and WISE received 49 membership units in Deep Impact, equal to a 49% equity interest.

In connection with the formation of the Deep Impact, Promissory Notes with a conversion option were issued to each of Gregory Poilasne and David Robson, the Chief Executive Officer and Chief Financial Officer of the Company, respectively, in exchange for an aggregate of $1,500,000, to further support project costs in exchange for their investment into Deep Impact. Each Promissory Note was issued with an original principal amount of $750,000. As of December 31, 2024, the Chief Executive Officer and Chief Financial Officer have funded $610,500 and $230,000, respectively, of the Promissory Notes.

Promissory Notes; Note and Warrant Participation

On August 27, 2024, we issued promissory notes with a conversion option to each of Gregory Poilasne and David Robson, our Chief Executive Officer and Chief Financial Officer, respectively, in exchange for an aggregate principal amount of $500,000. Each such promissory note was issued with an original principal amount of $250,000. On January 31, 2025, we repaid the principal balance and interest of such promissory notes for a total amount repaid of $523,097.

In October 2024, we issued senior convertible notes with a conversion option to certain investors, including Mr. Poilasne, our Chief Executive Officer of the Company, in exchange for a principal amount of $250,000, and a Warrant to purchase 73,487 shares of Common Stock, for a purchase price to Mr. Poilasne of $225,000.

Other Obligations

During the year ended December 31, 2024, we recognized revenue of $159,629 from an entity that is a holder of our securities. During the year ended December 31, 2023, the Company recognized revenue of $192,413 from the same entity that is an investor in the Company. We had a balance of accounts receivable of zero each at December 31, 2024 and December 31, 2023, from the same entity that is an investor in the Company.

Investments

We accounts for our 5% equity ownership in Dreev as an investment in equity securities without a readily determinable fair value subject to impairment. We have a consulting services agreement with Dreev related to software development and operations. We recognized consulting services expenses related to such agreement of zero and $43,399 for the years ended December 31, 2024 and December 31, 2023, respectively.

Indemnification Agreements

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and named executive officers. These indemnification agreements may require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.

Policies and Procedures for Related Party Transactions

Our written related party transaction policy requires our directors, nominees for director, officers, employees and 5% stockholders, and their immediate family members, to avoid, wherever possible, all related party transactions. Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Common Stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). In addition, our written code of ethics requires our directors, officers and employees to avoid conflicts of interest. A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our Audit Committee, pursuant to its written charter and related party transaction policy, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates shall be approved only if such transactions are on terms believed by the Audit Committee to be no less favorable to us than are available from unaffiliated third parties and such transaction does not constitute a conflict of interest. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on us or the related party in connection with the approval of the related party transaction. Upon approval by the Audit Committee, the related party transaction and any conditions thereon will be presented to the Board for approval by a majority of its disinterested independent members.

Prior to entering into the proposed transaction, related parties are required to notify the our Chief Financial Officer of the facts and circumstances of the proposed transaction. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

We do not intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and we do not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Annual Meeting, the proxy holders specified in this Proxy Statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Our bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to us of stockholder proposals or director nominations to be considered at an annual meeting. Under our bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A notice of a stockholder proposal or director nomination must include the information set forth in our bylaws. Stockholder proposals and director nominations should be addressed to Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Road, Ste 230, San Diego, California 92106.

In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2024 annual meeting, notice must be submitted in accordance with our bylaws or in accordance with Rule 14a-19 as promulgated under the Exchange Act or as otherwise permitted by law and include all of the information required by Rule 14a-19 under the Exchange Act. However, if the date of the 2026 annual meeting changes by more than 30 days from this year’s Annual Meeting, Rule 14a-19 requires the notice be provided by the later of 60 calendar days prior to the date of the 2026 annual meeting or the tenth (10th) calendar day following the day on which we first publicly announce the date of the 2026 annual meeting.

OTHER STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Rd., Suite 230, San Diego, California 92106. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s Proxy Statement. Upon written or oral request, the Company will deliver a separate copy of this Proxy Statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at its principal executive offices at Corporate Secretary, Nuvve Holding Corp., 2488 Historic Decatur Rd., Suite 230, San Diego, California 92106.

Appendix A

NUVVE HOLDING CORP.
AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Amended and Restated by the Board: March 23, 2023
Approved by the Stockholders: June 2, 2023
Amended by the Board: April 24, 2025
Approved by the Stockholders: [        ], 2025

Section 1.            Purpose; Definitions.

1.1.             Purpose. The purpose of the Plan is to enable the Company to offer to employees, officers, and directors of, and consultants to, the Company and its Subsidiaries whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire an equity interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2.             Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)         “Affiliate” means a corporation, limited liability company, or other entity that controls, is controlled by, or is under common control with the Company or any of its Subsidiaries.

(b)         “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(c)         “Asset Sale” means an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d)         “Board” means the Board of Directors of the Company.

(e)         “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total Fair Market Value or combined voting power of the stock of the Company. A Change of Control caused by an increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as a Change of Control for purposes of the Plan.

(f)          “Code” means the Internal Revenue Code of 1986, as amended from time to time, the Treasury Regulations thereunder, and any other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department.

(g)         “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(h)         “Common Stock” means the Common Stock of the Company, par value $0.0001 per share.

(i)          “Company” means Nuvve Holding Corp., a corporation organized under the laws of the State of Delaware.

(j)          “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

Appendix A-1

(k)         “Effective Date” means the date determined pursuant to Section 11.1.

(l)          “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or is traded over-the-counter and last sale information is available, unless otherwise determined by the Committee, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(m)        “Holder” means a person who has received an award under the Plan.

(n)         “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o)         “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p)         “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(q)         “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(r)          “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(s)          “Plan” means this Second Amended and Restated 2020 Equity Incentive Plan, as hereinafter amended from time to time.

(t)          “Repurchase Value” means the Fair Market Value if the award to be settled under Section 2.2(g) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value,” if the award to be repurchased under Section 9.2 is comprised of shares of Common Stock, means the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. “Repurchase Value,” if the award to be repurchased under Section 9.2 is comprised of Stock Options or Stock Appreciation Rights, means the difference between (1) the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award.

(u)         “Restriction Period” means the time or times within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.

(v)         “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(w)        “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

(x)         “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

Appendix A-2

(y)         “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date) or, at the Company’s election, cash in the amount of the SAR Value.

(z)         “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan. Stock Options may be Incentive Stock Options or Non-qualified Stock Options.

(aa)        “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(bb)       “vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2.            Administration.

2.1.             Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2.             Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan) to:

(a)         select the officers, employees, directors, and consultants of the Company or Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b)         determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c)         interpret this Plan and the terms of awards granted hereunder;

(d)         determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(e)         make all determinations with respect to a Holder’s service and the termination of such service for purposes of any award;

(f)          determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company and/or Subsidiary outside of this Plan;

(g)         make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value;

(h)         accelerate the vesting or exercisability of any award at any time, and make decisions with respect to outstanding awards that may become necessary upon a Change of Control, Asset Sale, or an event that triggers anti-dilution adjustments under the terms of an outstanding award;

(i)          correct any defects or omissions or reconcile any ambiguities or inconsistencies in the Plan or any award thereunder;

(j)          decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan;

Appendix A-3

(k)         subject to the terms of the Plan, amend the terms of an award in any manner that is not inconsistent with the Plan;

(l)          adopt such procedures, modifications or sub-plans as are necessary or appropriate to permit participation in the Plan by eligible persons who are foreign nationals or employed outside of the United States; and

(m)        generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or awards.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

2.3.             Interpretation of Plan.

(a)         Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company and its Subsidiaries and the Holders.

(b)         Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) nor any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

2.4.             Award Agreements. The terms and conditions of each award made hereunder, as determined by the Committee, shall be set forth in an Agreement, which shall be delivered to the Holder receiving such award upon, or as promptly as reasonably practicable following, the grant of such award. The effectiveness of an award shall be subject to the Holder’s acceptance of the Agreement, unless otherwise provided in the Agreement.

2.5.            Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Delaware law, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit, or proceeding or in connection with any appeal therein, to which the members of the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any award granted under the Plan, and against all amounts paid by the members of the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the members of the Committee in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member of the Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit, or proceeding, such members of the Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding. The Company shall advance expenses to members of the Committee in connection with the Company’s indemnification obligations hereunder; provided that such member agrees in writing to reimburse the Company for such advances if such member if ultimately not entitled to indemnification hereunder.

Appendix A-4

Section 3.            Stock Subject to Plan.

3.1.             Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to 15,000,000 shares of Common Stock (the “Shares”). Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares, subject to the Annual Increase (as defined below).

3.2.             Annual Increase in Maximum Number of Shares Issuable. Subject to adjustment as provided in this Section 3.2 (hereof), the maximum aggregate number of Shares that may be issued under the Plan as set forth in Section 3.1 shall be cumulatively increased on January 1, 2024 and on each subsequent January 1 through and including January 1, 2033, by a number of shares (the “Annual Increase”) equal to the smaller of (a) five percent (5%) of the number of shares of Stock of the Corporation issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board.

3.3.             Recycling Provision. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any Shares surrendered by a Holder or withheld by the Company or its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.4.             Adjustment Upon Changes in Capitalization, Etc. In the event of any Common Stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price), in the aggregate number of shares reserved for issuance under the Plan pursuant to Section 3.1 or in the limits set forth in Section 3.6 and 3.7. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.5.             Administrative Stand Still. In the event of any changes in capitalization described above in Section 3.3, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.6.             Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

3.7.             Incentive Stock Option Limit. No more than 12,000,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options.

3.8.             Individual Limits. No person may be granted awards exercisable for in excess of 1,500,000 shares of Common Stock during any calendar year. The maximum aggregate amount of cash and value of awards (calculated based on grant date fair value of the awards for financial reporting purposes) granted in any calendar year to any individual non-employee director in his or her capacity as a non-employee director shall not exceed $400,000. The Board may make additional exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, this limitation shall not apply to cash or awards granted to the non-employee director in his or her capacity as an advisor or consultant to the Company.

Appendix A-5

Section 4.            Eligibility.

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or Subsidiary and which recipients are qualified to receive awards under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5.            Stock Options.

5.1.             Grant. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Agreement for a Stock Option shall indicate whether the Stock Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option.

5.2.             Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)         Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.

(b)         Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c)         Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a two- to five-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines in its sole discretion.

(d)         Method of Exercise. Subject to the installment, exercise and waiting period provisions as set forth in the Agreement, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan or a reduction of the number of shares of Common Stock otherwise deliverable upon exercise of such Option) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the next sentence of this section, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares

Appendix A-6

of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Stock Option, including using the value of the Stock Option (as determined by the difference in the Fair Market Value of the Common Stock and the exercise price of the Stock Option or other means determined by the Committee).

(e)         Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f)          Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and in any case the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g)         Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)         Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)          Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j)          Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination

Appendix A-7

may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k)         Incentive Stock Options.

(i)           The aggregate Fair Market Value (on the date of grant of the Stock Option) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Subsidiaries) shall not exceed $1,500,000.

(ii)          To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

(l)          Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(m)        Rights as Stockholder. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6.            Stock Appreciation Rights.

6.1.             Grant. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option (“Related Right”) or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option. Any Stock Appreciation Rights granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Stock Appreciation Rights granted in tandem with Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve.

6.2.             Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)         Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement. Notwithstanding the foregoing, a Related Right shall be exercisable only to the same extent as the related Option, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options, and provided that the Holder surrenders the applicable portion of the related Stock Option upon exercise of the Related Right. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.

(b)         Termination. All or a portion of a Related Right shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c)         Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Appendix A-8

Section 7.            Restricted Stock; Restricted Stock Units.

7.1.             Grant. Shares of Restricted Stock and Restricted Stock Units may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock and Restricted Stock Units will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the Restriction Period (if any), and the vesting schedule (if any) and rights to acceleration thereof. Restricted Stock and Restricted Stock Units granted under the Plan shall contain such other terms, not inconsistent with this Plan as the Committee may from time to time approve.

7.2.             Restricted Stock Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a)         Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates or a book-entry position registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period and until the satisfaction of any other applicable restrictions, terms and conditions, the certificates or book-entry position representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall not become vested and shall be forfeited in accordance with the Plan and the Agreement.

(b)         Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that, except as otherwise provided in the Agreement, (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and all applicable restrictions, terms and conditions shall have been satisfied; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock until the Restriction Period shall have expired and all applicable restrictions, terms and conditions shall have been satisfied; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Period for the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have expired and all applicable restrictions, terms and conditions shall have been satisfied; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)         Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

7.3.             Restricted Stock Units Terms and Conditions. Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a)         Settlement. The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A.

(b)         No Rights as a Stockholder. A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit. No shares of Common Stock will be issued at the time a Restricted Stock Unit is granted.

Appendix A-9

(c)         Dividend Equivalents. If the Committee provides, a grant of Restricted Stock Units may provide a Holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the Holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the dividend equivalents are granted and subject to other applicable restrictions, terms and conditions as set forth in the Agreement.

(d)         Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock Units and the satisfaction of any applicable restrictions, terms and conditions, the Restricted Stock Units shall become vested in accordance with the terms of the Agreement. Any such Restricted Stock Units that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock Units that shall have been so forfeited.

7.4.             Removal of Restrictions. The Committee may remove any or all of the restrictions on Restricted Stock or Restricted Stock Units upon the determination that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant, such action is appropriate.

Section 8.            Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9.            Accelerated Vesting and Exercisability.

9.1.             Non-Approved Transactions. If there is a Change of Control, and the Board does not authorize or otherwise approve such transaction, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2.             Approved Transactions. In the event of an Asset Sale or if there is a Change of Control that has been approved by the Company’s Board of Directors, then the Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s stockholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the Committee.

9.3.             Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Section 409A of the Code.

Appendix A-10

Section 10.          Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Section 11.          Term of Plan.

11.1.           Effective Date. The Effective Date of the Plan shall be March 24, 2023, subject to the approval of the Plan by the Company’s stockholders on or prior to the one-year anniversary of the Effective Date. Only Stock Options may be granted under the Plan prior to such approval of the Plan by the Company’s stockholders; provided, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2.           Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12.          General Provisions.

12.1.           Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2.           Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. Neither the Company, the Board, nor the Committee shall be required to establish any special or separate fund or to segregate any assets to ensure the performance of obligations under the Plan. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3.           Employees.

(a)         Engaging in Competition with the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or Subsidiary is terminated for any reason whatsoever, and Holder (i) within three months after the date thereof, accepts employment with any competitor of, or otherwise engages in competition with, the Company, any Subsidiary, or any Affiliate thereof, (ii) within two years after the date thereof, solicits any customers or employees of the Company, any Subsidiary, or any Affiliate thereof to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) at any time uses or discloses to anyone outside the Company any confidential information of the Company, any Subsidiary, or any Affiliate thereof in violation of the Company’s policies or any agreement between the Holder and the Company or Subsidiary, the Committee, in its sole discretion, may require such Holder to return (through the payment of cash, return and transfer to the Company of shares of Common Stock or by other methods determined by the Committee) to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares subject to the award on the date of termination (or the sales

Appendix A-11

price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, shall, at the Company’s election, return the full amount paid to the Holder in connection therewith.

(b)         Termination for Cause. If a Holder’s employment with the Company or Subsidiary is terminated for “cause” (as may be defined in the Agreement or an employment agreement entered into by the Holder), the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such Shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, surrender to the Company shares of Common Stock having Fair Market Value equal to the Fair Market Value on the date they were acquired upon exercise of the Option or (3) in the case of SARs, return the full amount paid to the Holder in connection therewith.

(c)         No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, or Subsidiary any right to continued employment with the Company or Subsidiary, nor shall it interfere in any way with the right of the Company or Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4.           No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

12.5.           Limitations on Liability.

(a)         Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate, or member of the Committee, will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary, Parent or Affiliate and member of the Committee that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(b)         Neither the Company nor any Subsidiary shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any Award granted hereunder.

12.6.           Lock-Up Period. The Company may, at the request of any underwriter, placement agent or otherwise, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty (180) days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter or placement agent.

12.7.           Data Privacy. As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Subsidiaries, Affiliates, and any Parent exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and its Subsidiaries, Affiliates, and any Parent

Appendix A-12

may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or its Subsidiaries, Affiliates, and any Parent; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Subsidiaries, Affiliates, and any Parent may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and its Subsidiaries, Affiliates, and any Parent may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a transfer agent, broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 12.7 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 12.7. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

12.8.           Successor. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

12.9.           Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.10.         Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.11.         Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.12.         Clawback. Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

12.13.         Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

Appendix A-13

12.14.         Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.15.         Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.16.         Applicable Laws. The obligations of the Company with respect to all Stock Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

12.17.         Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.18.         Compliance with Section 409A of the Code. The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Holder holding an award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Holder’s “separation from service” or, if earlier, the date of the Holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

12.19.         Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.

Appendix A-14

12.20.         Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

12.21.         Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements, in each case as it determines in its sole and absolute discretion.

Appendix A-15

NUVVE HOLDING CORP. 2488 HISTORIC DECATUR RD, STE 230 SAN DIEGO, CA 92106 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NVVE2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V76716-P36175 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NUVVE HOLDING CORP. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. 1. Election of Directors Nominees: Nominees: 1a. Laura Huang 1b. Jon M. Montgomery 2. Approval of an amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder. 3. Approval, in accordance with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the Securities Purchase Agreement, in excess of the 19.99% share cap contained therein. 4. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponements or adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. NUVVE HOLDING CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS August 22, 2025, 1:00 p.m. ET The stockholder(s) hereby appoint(s) Gregory Poilasne and David Robson, or either of them, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Nuvve Holding Corp. held of record by the undersigned on June 25, 2025, at the Annual Meeting of Stockholders to be held virtually by visiting www.virtualshareholdermeeting.com/NVVE2025, on August 22, 2025, and any postponements or adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. Continued and to be signed on reverse side